                                                                   EXHIBIT 10.29


CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN REDACTED PROVISIONS OF THIS AGREEMENT. THE REDACTED PROVISIONS ARE IDENTIFIED BY THREE ASTERISKS ENCLOSED BY BRACKETS AND UNDERLINED. THE CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

MASTER SERVICES AGREEMENT

Agreement Number: 23191-001-001

Agreement Date:  November 21, 2000

Initial Agreement Expiration Date:  [***]*

Service Provider Name:  EXULT, INC.

Service Provider Address:  4 Park Plaza, Suite 1000, Irvine CA 92614

Service Provider Telephone:  949-250-8002

This MASTER SERVICES AGREEMENT, consisting of the Core Terms and the Schedules listed on the following table of schedules (this "Agreement"), is by and between Exult, Inc. ("Service Provider") and Bank of America Corporation ("Customer").

WHEREAS, Customer has engaged Service Provider to provide human resources services and accounts payable services and associated processes pursuant to this Agreement, and Service Provider has agreed to provide such services and processes in accordance with the terms of this Agreement for an initial term of 10 years; and

WHEREAS, the purpose of this Agreement is to establish the general terms and conditions applicable to Service Provider's provision of such services and processes to Customer and Customer's receipt and use of and payment for such services and processes.

NOW, THEREFORE, for and in consideration of the agreements set forth herein, Service Provider and Customer hereby agree to enter into this Agreement and to be bound by the terms and conditions set forth herein.


EXULT, INC.                                      BANK OF AMERICA CORPORATION
("SERVICE PROVIDER")                            ("CUSTOMER")

By:                                              By:
   ---------------------------------                 ---------------------------
Name:                                            Name:
     -------------------------------                   -------------------------
Title:                                           Title:
      ------------------------------                   -------------------------
Date: November 21, 2000                          Date: November 21, 2000


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* Confidential information has been omitted.

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                                TABLE OF CONTENTS

SECTION                                                                  PAGE
  NO.                            SECTION HEADING                          NO.
-------                          ---------------                        ------

1.0   DEFINITIONS; INTERPRETATION..........................................4
2.0   TERM OF AGREEMENT AND RENEWALS......................................10
3.0   TERMINATION.........................................................11
4.0   SCOPE OF AGREEMENT; CUSTOMER SERVICES...............................15
5.0   PRICING, FEES AND RELATED MATTERS...................................18
6.0   CONTRACT ADMINISTRATION.............................................20
7.0   SERVICE LEVELS......................................................21
8.0   CHANGES IN THE CUSTOMER SERVICES....................................22
9.0   TRANSITION PLAN.....................................................23
10.0  NEW SERVICES........................................................24
11.0  RESPONSIBILITIES OF THE PARTIES.....................................24
12.0  SOFTWARE AND PROPRIETARY RIGHTS.....................................25
13.0  MUTUAL REPRESENTATIONS AND WARRANTIES; DISCLAIMERS..................28
14.0  LAWS AND REGULATIONS................................................30
15.0  DATA AND REPORTS....................................................30
16.0  CONFIDENTIALITY AND SECURITY........................................31
17.0  AUDITS..............................................................33
18.0  DISPUTE RESOLUTION..................................................35
19.0  INDEMNITIES.........................................................36
20.0  DAMAGES.............................................................38
21.0  INSURANCE AND FINANCIAL ABILITY.....................................39
22.0  MISCELLANEOUS PROVISIONS............................................40


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                               TABLE OF SCHEDULES

Schedule A  Description of Customer Services
Schedule B  Service Levels
Schedule C  Fees and Charges
Schedule D  Assigned Agreements and Managed Agreements
Schedule E  Service Provider Software and Service Provider Tools
Schedule F  Customer Software and Customer Tools
Schedule G  Transition Plan
Schedule H  In-Flight Projects
Schedule I  Customer Associates
Schedule J  Human Resources Provisions
Schedule K  Change Control Management
Schedule L  Customer Machines
Schedule M  Form of Confidentiality Agreement
Schedule N  Key Positions
Schedule O  N/A
Schedule P  N/A
Schedule Q  N/A
Schedule R  Customer Reports
Schedule S  N/A
Schedule T  Termination Assistance Services
Schedule U  Customer Service Locations
Schedule V  N/A
Schedule W  N/A
Schedule X  N/A
Schedule Y  N/A
Schedule Z  N/A


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DEFINITIONS; INTERPRETATION:

1.1 Definitions: All defined terms in this Agreement not otherwise defined in this Section 1.1 shall have the meanings assigned in the part of this Agreement where they are defined.

      1.1.1    Adjustment Period - shall have the meaning set forth in Section
               5.10.

      1.1.2 Agreement - shall have the meaning set forth on the signature page.

      1.1.3 Agreement Date - shall have the meaning set forth on the signature page.

      1.1.4 Approved Auditors - shall have the meaning set forth in Section 17.2.1.

      1.1.5    Approved Service Provider - shall have the meaning set forth in
               Section 12.4.2(b).

      1.1.6    Assigned Agreements - shall have the meaning set forth in Section
               6.1.

      1.1.7    Assumptions - shall have the meaning set forth in Section 5.10.

      1.1.8 Bankruptcy Code - shall have the meaning set forth in Section 3.3.1(b).

      1.1.9    Baseline Charges - shall have the meaning set forth in Schedule
               C.

      1.1.10   Baseline Volumes - shall have the meaning set forth in Schedule
               C.

      1.1.11 Call Center Conversion - shall mean the conversion of Customer's call center processes as described in the Transition Plan set forth in Schedule G and, as of the Agreement Date, scheduled for [***]*.

      1.1.12   Change - shall have the meaning set forth in Section 8.1.1.

      1.1.13 Change Control Management - shall mean the written description of how Changes or other modifications to the terms and conditions of this Agreement shall be implemented under this Agreement as set forth in Schedule K.

      1.1.14 Change of Control - shall have the meaning set forth in Section 3.2.4(b).

      1.1.15   Change Order - shall mean a document agreed upon by the Parties
               (a) implementing a Change or other modification to this Agreement or (b) adding a New Service.

      1.1.16 Client Executives - shall mean, collectively, the Customer Client Executive and the Service Provider Client Executive.

      1.1.17 Client Service Centers - shall mean Service Provider's locations from which Customer Services are provided.

      1.1.18 Confidential Information - shall mean, with respect to each Party, all of such Party's technology, know-how, data and/or other information relating to such Party's current and/or proposed business, Customer Information, research, products, services, compilations, techniques, development efforts, inventions, processes, designs, drawings, marketing or finances, whether disclosed in written or other tangible form, orally or visually, and in the case of nontangible information, provided such information transmitted verbally or visually by one Party to the other is either readily ascertainable as confidential by its nature or presentation or is identified as confidential at the time of disclosure.


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* Confidential information has been omitted.

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      1.1.19   Consents - shall mean all use licenses, consents, authorizations and approvals that are necessary to (a) allow Service Provider and Service Provider Representatives to (1) use Customer's owned, licensed and leased assets, including the Customer Software, Customer Tools and Customer Machines and (2) manage and administer the Managed Agreements on Customer's behalf and (b) allow Customer to assign the Assigned Agreements to Service Provider.

      1.1.20 Control - shall mean, with respect to any entity, the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such entity, whether through the ownership of voting securities (or other ownership interest), by contract or otherwise.

      1.1.21   Core Terms - shall have the meaning set forth in Section 1.2.3.

      1.1.22 Customer - shall mean Bank of America Corporation, a Delaware corporation, having its principal place of business at 100 North Tryon Street, Charlotte, North Carolina 28255.

      1.1.23 Customer Affiliate - shall mean any entity that, directly or indirectly, Controls, is Controlled by or is under common Control with Customer.

      1.1.24 Customer Associate Group - shall mean Customer Associates and any other person directly or indirectly receiving the benefit of Customer Services, including annuitants, retirees, former Customer Associates and other persons that receive the benefit of Customer Services through or on behalf of any such persons.

      1.1.25 Customer Associates - shall mean the employees of Customer or employees of Customer Affiliates.

      1.1.26   Customer Client Executive - shall have the meaning set forth in
               Section 11.1.

      1.1.27   Customer Data - shall have the meaning set forth in Section 15.1.

      1.1.28 Customer Information - shall mean, with respect to each Party, information about such Party's customers and their accounts.

      1.1.29 Customer Machines - shall mean the Machines owned or leased by Customer that are listed in Schedule L, as may be modified by agreement of the Parties from time to time during the Term.

      1.1.30 Customer Network - shall mean Customer's internal computing network.

      1.1.31 Customer Proprietary Software - shall mean (a) the Software (including modifications and derivatives thereof developed under this Agreement) owned by Customer and used in connection with the Customer Services and that is listed in Schedule F, as such Schedule may be modified by agreement of the Parties from time to time during the Term, and (b) any New Intellectual Property that is owned by Customer in accordance with the provisions of Section
               12.3 of this Agreement.

      1.1.32 Customer Representatives - shall mean the Customer Affiliates and the Subcontractors, designated suppliers and designated agents of Customer and Customer Affiliates, excluding Service Provider.

      1.1.33 Customer's Banking Regulatory Requirements - shall mean any Laws or regulations aimed at financial institutions or the financial industry, securities or the securities industry, brokers and dealers, the insurance industry or any other industry with respect to which Customer or Customer Affiliates now or in the future provides or offers to provide goods or services, excluding any portions thereof to the extent aimed at the Customer Services.

      1.1.34 Customer's Record Retention Policy - shall mean Customer's record retention policy as in effect and as revised from time to time and provided to Service Provider.

      1.1.35 Customer Service Locations - shall mean the service locations set forth in Schedule U.


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      1.1.36   Customer Services - shall mean the Services and Processes
               described in Schedule A, and any references in the Schedules to Services shall mean the Customer Services.

      1.1.37 Customer Software - shall mean the Customer Proprietary Software and the Customer Third Party Software, collectively.

      1.1.38 Customer Third Party Software - shall mean the Software licensed or leased by Customer from a third party (including modifications and derivatives thereof provided by such third party) that is used in connection with the Customer Services and listed in Schedule F, as such Schedule may be modified by agreement of the Parties from time to time during the Term.

      1.1.39 Customer Tools - shall mean (a) any and all ideas, concepts, know-how, development tools, methodologies, processes, procedures, technologies or algorithms that are based upon trade secrets or proprietary information of Customer and used in connection with the Customer Services and listed on Schedule F in accordance with Section 5.10, as such Schedule may be modified by agreement of the Parties from time to time during the Term, and
               (b) any New Tools that are owned by Customer in accordance with the provisions of Section 12.3 of this Agreement.

      1.1.40 Direct Damages Cap - shall have the meaning set forth in Section 20.1.2.

      1.1.41   Dispute Notice - shall have the meaning set forth in Section
               18.1.

      1.1.42   ECI - shall mean the Employee Cost Index.

      1.1.43   Existing DRPs - shall have the meaning set forth in Section
               4.7.1.

      1.1.44 Fees - shall mean the fees paid by Customer to Service Provider as set forth in Schedule C.

      1.1.45   Fees at Risk - shall have the meaning set forth in Schedule C.

      1.1.46 Force Majeure Event - shall have the meaning set forth in Section 22.8.

      1.1.47   FTEs - shall have the meaning set forth in Schedule C.

      1.1.48 Governmental Authority - shall mean any international, national, state, provincial, municipal, local, territorial or other governmental department, regulatory authority, judicial or administrative body, domestic, international or foreign.

      1.1.49   Indemnified Party - shall have the meaning set forth in Section
               19.4.

      1.1.50 Indemnifying Party - shall have the meaning set forth in Section 19.4.

      1.1.51 In-Flight Project - shall mean those projects set forth and described in Schedule H.

      1.1.52 Initial Agreement Expiration Date - shall have the meaning set forth on the signature page.

      1.1.53 IT Migration - shall mean the migration of Customer's IT to the environment of Service Provider's current Subcontractor providing IT (as of the Agreement Date, [***]*) as described in Schedule G and, as of the Agreement Date, scheduled for [***]*.

      1.1.54 Key Performance Indicator - shall mean the performance level that must be met to avoid a Customer Associate, financial or business impact to Customer as further described in Schedule B.

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* Confidential information has been omitted.


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      1.1.55   Key Positions - shall mean the employment positions with Service
               Provider listed on Schedule N and referenced in Section 4.3.2.

      1.1.56 Large-Scale Conversion - shall mean a conversion [***]* that involves at least 50,000 employees and (c) that relates to payroll or call center processes.

      1.1.57 Law - shall mean any declaration, decree, directive, legislative enactment, order, ordinance, regulation, rule or other binding requirement of or by any Governmental Authority.

      1.1.58 Losses - shall mean any and all damages, fines, penalties, deficiencies, losses, liabilities (including settlements and judgments) and expenses (including interest, court costs, reasonable fees and expenses of attorneys, accountants and other experts or other reasonable fees and expenses of litigation or other proceedings or of any claim, default or assessment).

      1.1.59 Machines - shall mean computers and related equipment, including central processing units and other processors, controllers, modems, communications and telecommunications equipment (voice, data and video), cables, storage devices, printers, terminals, other peripherals and input and output devices, and other tangible mechanical and electronic equipment intended for the processing, input, output, storage, manipulation, communication, transmission and retrieval of information and data.

      1.1.60   Managed Agreements - shall have the meaning set forth in Section
               6.2.

      1.1.61 Minority-Owned Business Enterprise - shall mean a "for-profit" enterprise, regardless of size, physically located in the United States or its trust territories, which is at least fifty-one percent (51%) owned, operated and controlled by one or more members of a Minority Group who maintain United States citizenship.

      1.1.62 Minority Group - shall mean each of the following groups: Black Americans, Hispanic Americans, Native Americans (American Indians, Eskimos, Aleuts and native Hawaiians), Asian-Pacific Americans and other minorities as recognized by the Unites States Small Business Administration Office of Minority Small Business and Capital Ownership Development.

      1.1.63   New DRPs - shall have the meaning set forth in Section 4.7.2.

      1.1.64 New Intellectual Property - shall mean any (a) Software and (b) literary works or other works of authorship, including documentation, reports, drawings, charts, graphics and other written documentation, in each instance, that is/are created or developed by or with Service Provider for or on behalf of Customer pursuant to this Agreement in connection with In-Flight Projects or pursuant to Change Control Management.

      1.1.65 New Service(s) - shall mean (a) any service that is not expressly included in Schedule A but that Service Provider has the capability of performing or (b) Customer Services included in Schedule A but that [***]*.

      1.1.66 New Tools - shall mean shall mean any ideas, concepts, know-how, development tools, methodologies, processes, procedures, technologies or algorithms, in each case, that is/are created or developed by or with Service Provider for or on behalf of Customer pursuant to this Agreement.

      1.1.67   Parties - shall mean Customer and Service Provider, collectively.

      1.1.68 Party - shall mean either Customer or Service Provider, as the case may be.

      1.1.69 [***]* - shall mean the upgrade from [***]* to [***]* as described in Schedule G and, as of the Agreement Date, scheduled for [***]*.

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      1.1.70   Process - shall mean each of the following general functions related to the Customer Services as described in Schedule A: (a) "Benefits", (b) "Payroll", (c) "Customer Associate Data and Records Management", (d) "Information Technology and Information Services", (e) "Policy and Legal Compliance", (f) "Accounts Payable", (g) "Travel and Expense Claim Processing" and (h) "Asset Management Services".

      1.1.71 Process Effective Date - shall mean, with respect to any Process, the date on which Service Provider assumes management of and becomes responsible for such Process.

      1.1.72   Project FTEs - shall have the meaning set forth in Schedule C.

      1.1.73 Project Staff - shall mean the employees of Service Provider and Service Provider Representatives who provide the Customer Services.

      1.1.74 Related Documentation - shall mean, with respect to Software, all materials, documentation, specifications, technical manuals, user manuals, flow diagrams, file descriptions and other written information that describes the function and use of such Software, as applicable.

      1.1.75   Renewal Period - shall have the meaning set forth in Section 2.2.

      1.1.76 Reporting Service Levels - shall mean the quantitative and qualitative performance levels used to measure Service Provider's performance of Customer Services as further described in Schedule B.

      1.1.77 Representatives - shall mean Customer Representatives or Service Provider Representatives, as the case may be.

      1.1.78   SEC - shall have the meaning set forth in Section 16.3.

      1.1.79 Service Levels - shall mean the Reporting Service Levels and the Key Performance Indicators, collectively.

      1.1.80 Service Provider - shall mean Exult, Inc., a Delaware corporation, having its principal place of business at 4 Park Plaza, Suite 1000, Irvine, California 92614.

      1.1.81 Service Provider Affiliate - shall mean any entity that, directly or indirectly, Controls, is Controlled by or is under common Control with Service Provider.

      1.1.82 Service Provider Client Executive - shall have the meaning set forth in Section 4.3.1.

      1.1.83 Service Provider Proprietary Software - shall mean (a) the Software (including modifications and derivatives thereof developed under this Agreement) owned by Service Provider and used in connection with the Customer Services and that is listed in Schedule E, as such Schedule may be modified by agreement of the Parties from time to time during the Term, and (b) any New Intellectual Property that is owned by Service Provider in accordance with the provisions of Section 12.3 of this Agreement.

      1.1.84 Service Provider Representatives - shall mean Service Provider Affiliates and the Subcontractors, designated suppliers and designated agents of Service Provider and Service Provider Affiliates, excluding Customer.

      1.1.85 Service Provider Software - shall mean the Service Provider Proprietary Software and the Service Provider Third Party Software, collectively.

      1.1.86 Service Provider Third Party Software - shall mean the Software licensed or leased by Service Provider from a third party (including modifications and derivatives thereof provided by such third party) that is used in connection with the Customer Services and listed in Schedule E, as such Schedule may be modified by agreement of the Parties from time to time during the Term.


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      1.1.87   Service Provider Tools - shall mean (a) any and all ideas, concepts, know-how, development tools, methodologies, processes, procedures, technologies or algorithms that are based upon trade secrets or proprietary information of Service Provider and used in connection with the Customer Services and listed on Schedule E in accordance with Section 5.10, as such Schedule may be modified by agreement of the Parties from time to time during the Term, and (b) any New Tools that are owned by Service Provider in accordance with the provisions of Section 12.3 of this Agreement.

      1.1.88 Services - as used in the Schedules, shall mean the Customer Services.

      1.1.89 Software - shall mean the object and source code versions of any applications programs, operating system software, computer software languages, utilities, other computer programs and Related Documentation, in whatever form or media, including the tangible media upon which such applications programs, operating system software, computer software languages, utilities, other computer programs and Related Documentation are recorded or printed.

      1.1.90 Steering Committee - shall mean the committee of persons agreed to by the Parties' respective Client Executives as described in
               Section 4.6.

      1.1.91 Subcontractors - shall mean (a) with respect to Service Provider and Service Provider Affiliates, any entity that is contractually obligated to provide or assist Service Provider in the provision of Customer Services, other than Customer and Customer Affiliates, and (b) with respect to Customer and Customer Affiliates, any entity that is contractually obligated to provide or assist in the provision of any services to Customer, Customer Affiliates or their respective customers, other than Service Provider and Service Provider Affiliates.

      1.1.92 Systems - shall mean the Software and the Machines, collectively, used to provide the Customer Services.

      1.1.93   Term - shall have the meaning set forth in Section 2.1.

      1.1.94 Termination Assistance Period - shall have the meaning set forth in Section 3.5.2.

      1.1.95 Termination Assistance Plan - shall mean a mutually developed and agreed to plan pursuant to which Service Provider shall provide the Termination Assistance Services in accordance with Section
               3.5 of this Agreement, which plan shall address (a) the Termination Assistance Services to be provided during the Termination Assistance Period, (b) the duration of the Termination Assistance Period, (c) the obligations of each Party during the Termination Assistance Period and (d) such other matters as the Parties deem appropriate.

      1.1.96 Termination Assistance Services - shall have the meaning set forth in Section 3.5.1.

      1.1.97 [***]* Conversion - shall mean the conversion of Customer's payroll processes [***]*, as described in Schedule G and, as of the Agreement Date, scheduled for [***]*.

      1.1.98 Third Party Contracts - shall mean the Managed Agreements and the Assigned Agreements, collectively.

      1.1.99 Threshold Limits - shall mean a change in the aggregate volume of Customer Services provided to Customer that is [***]* as described in Schedule C.

      1.1.100 Tools - shall mean each and all of the Customer Tools, Service Provider Tools and New Tools.

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      1.1.101  Transition Period - shall mean the time period commencing on the
               Agreement Date and ending on the scheduled date of completion of the IT Migration [***]**, as such date may be changed by mutual agreement of the Parties.

      1.1.102 Transition Plan - shall mean the detailed description of the obligations, activities, tasks and associated resources of each party in respect of the transition of the Customer Services pursuant to this Agreement as set forth in Schedule G, as such plan may be modified by mutual agreement of the Parties during the Transition Period.

      1.1.103 Use - shall mean the right to load, execute, store, transmit, display, copy, maintain, modify, enhance, create derivative works, make and have made.

      1.1.104 Women-Owned Business Enterprise - shall mean a "for-profit" enterprise, regardless of size, located in the United States or its trust territories, which is at least fifty-one percent (51%) owned, operated and controlled by a female of United States citizenship.

1.2   Interpretation:

      1.2.1 The Schedules to this Agreement shall be incorporated into and deemed part of this Agreement and all references to this Agreement shall include the Schedules to this Agreement. As used in the Schedules, the term "Services" shall mean the Customer Services.

      1.2.2 The Section headings, Table of Contents and Table of Schedules are for reference and convenience only and shall not be considered in the interpretation of this Agreement.

      1.2.3 In the event of a conflict between the terms of Section 1.0 through Section 22.0 of this Agreement (the "Core Terms") and the terms of a Schedule, the Core Terms shall prevail. In addition, in the event either Party identifies a conflict between the Core Terms and the terms of any Schedule, such Party shall notify the other Party, and the Parties shall use Change Control Management to address such conflict.

      1.2.4 For purposes of this Agreement, (a) the terms "including" and "e.g." shall mean "including, without limitation" and (b) references to days or time periods shall be to calendar days or calendar time periods unless otherwise expressly stated.

2.0   TERM OF AGREEMENT AND RENEWALS:

2.1 Term of Agreement: The term of this Agreement shall commence on the Agreement Date and continue until the Initial Agreement Expiration Date, and shall be renewed or expire in accordance with the provisions of Section 2.2 or terminated pursuant to Section 3.0 (the "Term").

2.2 Renewal: Upon the Initial Agreement Expiration Date and the expiration of each Renewal Period, this Agreement shall automatically renew for a one-year renewal period (each a "Renewal Period") or expire in accordance with Section 2.2.1 or Section 2.2.2, as applicable.

      2.2.1 Unless this Agreement is terminated earlier, Customer shall notify Service Provider at least [***]* prior to the Initial Agreement Expiration Date or, if in a Renewal Period, at least [***]* prior to the expiration date of such Renewal Period, as to whether Customer desires not to renew this Agreement, otherwise, this Agreement shall be automatically renewed for one Renewal Period on and subject to the same terms and conditions set forth herein; provided, however, unless Customer notifies Service Provider pursuant to this Section 2.2.1 that it does not desire to renew this Agreement, upon notice from Service Provider at least [***]* prior to the Initial Agreement Expiration Date or expiration of the then-current Renewal Period, as applicable, the Parties shall meet to negotiate in good faith the terms and conditions that shall be applicable to any upcoming Renewal Period.

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      2.2.2    Unless this Agreement is terminated earlier, if Customer provides
               Service Provider with notice pursuant to Section 2.2.1 at least [***]* prior to the Initial Agreement Expiration Date or the expiration of the then-current Renewal Period, as applicable, that it does not desire to renew this Agreement, then this Agreement shall expire on the Initial Agreement Expiration Date or the expiration of such Renewal Period, as applicable, and Service Provider shall provide the Termination Assistance
               Services in accordance with the Termination Assistance Plan and
               Section 3.5.

3.0 TERMINATION:

3.1   Termination By Service Provider:

      3.1.1 Service Provider shall have the right to terminate this Agreement for cause if Customer fails to pay any undisputed amounts payable under this Agreement when due and does not cure such default within [***]* after receipt of notice of default from Service Provider, in which case, unless otherwise agreed by the Parties, this Agreement shall terminate [***]* after the date of expiration of the [***]* cure period, and Service Provider shall provide the Termination Assistance Services pursuant to the Termination Assistance Plan and Section 3.5.

      3.1.2 Service Provider shall have the right to terminate this Agreement for cause if Customer fails to perform any of its material non-monetary obligations under this Agreement and does not cure such default within [***]* after receipt of notice of default from Service Provider; provided, however, that in the event a default under this Section 3.1.2 cannot reasonably be cured within such [***]* period, the time to cure the default shall extend for up to [***]* from the date on which the notice of default was received by Customer but only if Customer has provided to Service Provider a mutually agreed to plan to cure such default and promptly commences to implement such plan. In the event Customer does not cure a default under this Section
               3.1.2 within the [***]* cure period, as applicable, unless otherwise agreed by the Parties, this Agreement shall terminate [***]* after the date of expiration of the [***]* cure period, as applicable, and Service Provider shall provide the Termination Assistance Services pursuant to the Termination Assistance Plan and Section 3.5.

3.2   Termination By Customer:

      3.2.1 Termination of Agreement for Cause. In addition to any other express provisions in this Agreement (including, if applicable, Schedule B) pursuant to which Customer may terminate this Agreement, Customer shall have the right to terminate this Agreement in its entirety for cause if Service Provider materially fails to perform any of its material obligations under this Agreement [including its obligations to perform the Call Center Conversion (scheduled for [***]*), the [***]* Conversion (scheduled for [***]*), [***]* (scheduled for [***]*), and the [***]* (scheduled for [***]*), in each case in accordance with Schedule G and by its scheduled date, as such date may be adjusted by mutual agreement of the Parties during the Transition Period] and does not cure such default within [***]* after receipt of notice of default from Customer; provided, however, that in the event a default under this Section 3.2.1 cannot reasonably be cured within such [***]* period, the time to cure the default shall extend for up to [***]* from the date on which the notice of default was received by Service Provider but only if Service Provider has provided to Customer a mutually agreed to plan to cure such default and promptly commences to implement such plan. In the event Service Provider does not cure a default under this Section 3.2.1 within the [***]* cure period, as applicable, and Customer desires to terminate this Agreement after the [***]* cure period, as applicable, Customer shall, unless otherwise agreed by the Parties, provide Service Provider with a notice of termination and this Agreement shall terminate on the date set forth in such notice (which date shall not be later than the date that is [***]* after the expiration of the [***]* cure period, as applicable), and Service Provider shall provide the Termination Assistance Services pursuant to the Termination Assistance Plan and Section 3.5; provided, however, if Customer provides Service Provider with notice of termination pursuant to this Section 3.2.1 before completion of the Transition Period, unless otherwise agreed by the Parties, this Agreement shall terminate on the date of receipt of such notice of termination, and Service Provider shall provide the Termination Assistance Services pursuant to the Termination Assistance Plan and Section 3.5.

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                                       11

      3.2.2 Termination of a Process for Cause. In addition to any other express provisions in this Agreement (including, if applicable, Schedule B) pursuant to which Customer may terminate this Agreement, Customer shall have the right to terminate a Process for cause if Service Provider materially fails to perform its material obligations with respect to such Process and does not cure such default within [***]* after receipt of notice of default from Customer; provided, however, that in the event a default under this Section 3.2.2 cannot reasonably be cured within such [***]* period, the time to cure the default shall extend for up to [***]* from the date on which the notice of default was received by Service Provider but only if Service Provider has provided to Customer a mutually agreed to plan to cure such default and promptly commences to implement such plan. In the event Service Provider does not cure a default under this
               Section 3.2.2 within the [***]* cure period, as applicable, and Customer desires to terminate the Process after the [***]* cure period, as applicable, Customer shall, unless otherwise agreed by the Parties, provide Service Provider with a notice of termination and such Process shall terminate on the date set forth in such notice (which date shall not be later than the date that is [***]* after the expiration of the [***]* cure period, as applicable), and Service Provider shall provide the Termination Assistance Services pursuant to the Termination Assistance Plan and Section 3.5; provided, however, if Customer provides Service Provider with notice of termination pursuant to this Section
               3.2.2 before completion of the Transition Period, unless otherwise agreed by the Parties, such Process shall terminate on the date of receipt of such notice of termination, and Service Provider shall provide the Termination Assistance Services pursuant to the Termination Assistance Plan and Section 3.5. If Customer terminates a Process in accordance with the provisions of this Section 3.2.2, the Parties shall use Change Control Management to address the impact of such termination on the other Customer Services to be provided under this Agreement.

      3.2.3 Termination for Convenience. Customer shall have the right to terminate this Agreement for convenience any time after the date that is [***]* after the Agreement Date by giving Service Provider notice of the termination at least [***]* prior to the effective date of the termination specified in such notice.

               [***]*

3.3   Bankruptcy:

      3.3.1    In the event that either Customer or Service Provider:

               (a) shall admit in writing its inability to, or be generally unable to, pay its debts as such debts become due; or

               (b) shall (1) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee, examiner or liquidator of itself or of all or a substantial part of its property or assets, (2) make a general assignment for the benefit of its creditors, (3) commence a voluntary case under Title 11 of the United States Code, 11 U.S.C. Sections 101-1330, as amended from time to time (the "Bankruptcy Code"), (4) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, liquidation, dissolution, arrangement or winding-up, or composition or readjustment of debts, (5) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under the Bankruptcy Code or (6) take any corporate action for the purpose of effecting any of the foregoing;

      then the other Party may, by giving notice thereof to such Party, terminate this Agreement effective as of the date specified in such termination notice.

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                                       12

      3.3.2    In the event that:

               (a) a proceeding or case shall be commenced, without the
                   application or consent of either Customer or Service Provider, as applicable, in any court of competent jurisdiction, seeking (1) its reorganization, liquidation, dissolution, arrangement or winding-up, or the composition or readjustment of its debts, (2) the appointment of a receiver, custodian, trustee, examiner, liquidator or the like of such Party or of all or any substantial part of its property or assets or (3) similar relief in respect of such Party under any law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts, and such proceeding or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of [***]* days; or

               (b) an order for relief against such Party shall be entered in an involuntary case under the Bankruptcy Code;

      then the other Party may, in its sole discretion by giving notice thereof to such Party, terminate this Agreement effective as of the date specified in such termination notice.

3.4   Termination Fees:

      3.4.1 Termination Fees for Convenience. In the event Customer terminates this Agreement pursuant to Section 3.2.3 and the effective date of the termination occurs during [***]*, Customer shall pay the termination fees under this Agreement identified in
               Section 7.1 of Schedule C. Such termination fees shall be based on the date of termination and shall be due and payable upon the effective date of the termination; provided, however, if Customer requests additional Termination Assistance Services pursuant to
               Section 3.5.3 because Service Provider failed to comply with its obligations set forth in the Termination Assistance Plan, such termination fees shall be due and payable on the last day Service Provider provides Termination Assistance Services. Customer shall not be obligated to pay any termination fees under this Agreement in the event Customer terminates this Agreement pursuant to
               Section 3.2.3 and the effective date of the termination occurs during [***]*.

      3.4.2 Termination Fees for Change of Control. In the event Customer terminates this Agreement pursuant to Section 3.2.4, Customer shall pay the termination fees under this Agreement identified in
               Section 7.2 of Schedule C. Such termination fees shall be due and payable upon the effective date of the termination; provided, however, if Customer requests additional Termination Assistance Services pursuant to Section 3.5.3 because Service Provider failed to comply with its obligations set forth in the Termination Assistance Plan, such termination fees shall be due and payable on the last day Service Provider provides Termination Assistance Services.

      3.4.3 Termination for Cause or Bankruptcy. Customer shall not be obligated to pay any termination fees under this Agreement in the event Customer terminates this Agreement pursuant to Section 3.2.1, Section 3.2.2 or Section 3.3.

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                                       13

3.5   Termination Assistance:

      3.5.1 If (a) all payments due to Service Provider under this Agreement have been paid and (b) Customer has requested termination assistance (1) [***]* prior to the Initial Agreement Expiration Date or the expiration of the then current Renewal Period, as applicable, or (2) within [***]* after receiving or giving any notice of termination under this Agreement, the Parties shall promptly meet after the date on which Customer requests termination assistance to mutually develop and agree to a Termination Assistance Plan pursuant to which Service Provider shall provide to Customer the services set forth in Schedule T (the "Termination Assistance Services") in accordance with this
               Section 3.5.

      3.5.2 Unless otherwise agreed by the Parties, Service Provider shall provide the Termination Assistance Services for [***]* the effective date of the termination or expiration of (a) this Agreement, (b) any Process or (c) any Customer Service pursuant to Section 19.1.2, and in each case as set forth in the Termination Assistance Plan, [***]*; provided, however, in the event of any termination of this Agreement or any Process during the Transition Period or termination of any Customer Service resulting from infringement claims pursuant to Section 19.1.2, Service Provider shall provide the Termination Assistance Services for [***]* the effective date of such termination as set forth in the Termination Assistance Plan, [***]*; provided further, however, that to the extent such Termination Assistance Services cause Service Provider to use resources beyond those otherwise then being provided by Service Provider as part of the Customer Services or incur additional costs, such Termination Assistance Services shall be provided [***]* as described in Schedule C. The period during which the Termination Assistance Services are provided shall be referred to as the "Termination Assistance Period".

      3.5.3 In addition to the Termination Assistance Services to be provided pursuant to Section 3.5.2, above, Service Provider shall, at Customer's request, provide the Termination Assistance Services for [***]* the date Service Provider ceases providing Termination Assistance Services pursuant to Section 3.5.2 in accordance with the Termination Assistance Plan [***]*; provided, however, in the event and to the extent Customer requests Termination Assistance Services pursuant to this Section 3.5.3 because Service Provider failed to comply with its obligations set forth in the Termination Assistance Plan, such Termination Assistance Services shall be provided [***]*.

      3.5.4 Upon commencement of the Termination Assistance Period, Service Provider shall be required to comply with the Service Levels as may be adjusted pursuant to the mutually developed and agreed to Termination Assistance Plan.

3.6   Exit Rights:

      3.6.1    During the Termination Assistance Period:

               (a) Service Provider shall provide the Termination Assistance
                   Services during the Termination Assistance Period in accordance with the Termination Assistance Plan and Section 3.5; and

               (b) [***]*

      3.6.2    Upon expiration or termination of this Agreement:

               (a) each Party shall have the rights granted to such Party in
                   Section 12.0; and

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                                       14

               (b) upon Customer's request, with respect to any contracts applicable to the Customer Services being provided to Customer on a dedicated, full-time basis for maintenance, disaster recovery services and other necessary third party services being used by Service Provider to perform the Customer Services as of the date of the expiration or termination of this Agreement, Service Provider shall use commercially reasonable efforts to transfer or assign such agreements to Customer or its designee, on terms and conditions acceptable to both Parties; provided, however, that Customer provided Service Provider with reasonable notice prior to entering into such contracts that Customer may desire such transfer or assignment and Customer pays any costs associated with such transfer or assignment.

4.0   SCOPE OF AGREEMENT; CUSTOMER SERVICES:

4.1   Generally:

      4.1.1 Commencing as of the Agreement Date and continuing throughout the Term, [***]* Customer and Customer Affiliates shall purchase from Service Provider, the Customer Services described in Schedule A as of the Agreement Date, all upon and subject to the terms and conditions set forth in this Agreement. Customer may not remarket or resell, and shall prevent Customer Affiliates from remarketing or reselling, all or any portion of the Customer Services provided under this Agreement or make all or any portion of the Customer Services available to any party other than Customer and Customer Affiliates, without Service Provider's consent.

      4.1.2 The Parties acknowledge that Service Provider is not and, unless otherwise agreed by the Parties, shall not be, the exclusive provider of (a) any Customer Services terminated in accordance with the provisions of this Agreement, [***]*.

      4.1.3 [***]*; provided, however, in the event the such scheduled dates for either [***]* are changed by or because of Customer, Service Provider shall only be required to obtain Customer's approval before performing Large-Scale Conversions during [***]*, as applicable, and shall use commercially reasonable efforts to otherwise accommodate Customer with respect to [***]*, as the case may be, on the rescheduled dates.

4.2   Service Locations:

      4.2.1 Service Provider may maintain Project Staff at the Customer Service Locations.

      4.2.2 Each Party, while on the other Party's premises, shall (a) comply, and cause its respective Representatives to comply with, the reasonable requests, standard rules and regulations of such other Party regarding security, safety and health and personal and professional conduct generally applicable to such premises (and of which such Party has received prior notice) and (b) otherwise conduct themselves in a businesslike manner.

4.3   Service Provider Employees:

      4.3.1 During the Term, Service Provider shall maintain an individual (the "Service Provider Client Executive") who shall serve as the primary representative of Service Provider under this Agreement. The Service Provider Client Executive shall be an employee of Service Provider and shall (a) have overall responsibility for managing and coordinating the performance of Service Provider's obligations under this Agreement and (b) be authorized to act for and on behalf of Service Provider with respect to all matters relating to this Agreement or shall have access to and seek authorization from another employee of Service Provider with the proper authority to so act. In the event the Service Provider Client Executive shall be absent or otherwise unable to perform its duties for an extended period of time, then Service Provider shall identify an alternate Service Provider Client Executive who shall have the same duties and authority to act as the Service Provider Client Executive.

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                                       15

      4.3.2 [***]* Notwithstanding the foregoing, nothing herein shall prevent Service Provider from [***]* as of the Agreement Date [***]* in the event such person (a) [***]* from Service Provider,
               (b) is [***]* by Service Provider [***]* (e.g., [***]*), (c)
               [***]* his or her duties and responsibilities pursuant to this Agreement as determined by Service Provider or (d) [***]*; provided, however, Service Provider shall provide Customer notice prior to [***]* pursuant to clause (c) of this Section 4.3.2.

      4.3.3 If, in the performance of the Customer Services, Service Provider in good faith believes that the health or safety of the Project Staff is placed at unacceptable risk, Service Provider reserves the right, upon prior notice to Customer, to suspend the performance of the Customer Services (without incurring liability) for as long as such risk continues; provided, however, Service Provider shall not be required to provide prior notice of such suspension of performance in the event of an emergency, as reasonably determined by Service Provider, so long as Service Provider provides Customer with notice of such suspension of performance as soon as reasonably practicable and cooperates with Customer to resolve the problem. [***]*

      4.3.4 Service Provider shall appoint individuals to the Project Staff with suitable training and skills to perform the Customer Services.

      4.3.5 In the event Customer determines that a particular member of the Project Staff is not conducting himself or herself in accordance with this Agreement, Customer may notify Service Provider of such conduct. Upon receipt of such notice, Service Provider shall promptly investigate the matter and take appropriate action which may include (a) removing the applicable person from the Project Staff and providing Customer with prompt notice of such removal, and replacing the applicable person with a similarly qualified individual or (b) taking other appropriate disciplinary action to prevent a recurrence. In the event there are repeat violations of these provisions by a particular member of the Project Staff, Service Provider shall promptly remove the individual from the Project Staff.

      4.3.6 In the event Customer determines and notifies Service Provider that, or Service Provider determines and notifies Customer that, a particular member of the Project Staff has engaged in an act of fraud, dishonesty or breach of trust, Service Provider shall immediately remove such individual from Customer's premises and account.

      4.3.7 Service Provider shall notify Customer of any action taken pursuant to Section 4.3.6 as soon as reasonably practicable. Following such notice, at the request of Customer and to the extent permitted by law, Service Provider shall cooperate with investigations relating to such action conducted by or on behalf of Customer.

      4.3.8 Service Provider shall not knowingly, [***]* permit a Service Provider Representative to have access to the Customer Service Locations or records or data of Customer that are within Service Provider's control if Service Provider knows such Service Provider Representative (a) has been convicted of a crime for, or has agreed to or entered into a pre-trial diversion or similar program with respect to, (1) a dishonest act or breach of trust as set forth in Section 19 of the Federal Deposit Insurance Act (12 U.S.C. 1829(a)) or (2) a felony, or (b) uses illegal drugs.

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                                       16

4.4 Market Awareness: Service Provider shall periodically meet with Customer in accordance with the procedures agreed upon by the Parties to inform Customer of any new services related to the Customer Services that Service Provider is developing or trends of which Service Provider becomes aware that could reasonably be expected to have an impact on Customer's business. The acquisition and implementation of any such new service by Service Provider at Customer's request shall be through the process set forth in Section 10.1.

4.5   Human Resources: The transition of the Customer Associates set forth on
      Schedule I to Service Provider shall be effected in accordance with the terms of Schedule J. Neither Party's personnel is eligible to participate in any of the employee benefits or similar programs of the other Party. Each Party shall inform all of its personnel, in the case of the Service Provider providing Customer Services and in the case of Customer receiving the Customer Services or assisting Service Provider in the delivery of the Customer Services, that they will not be considered employees of the other Party for any purpose, and that such other Party shall not be liable to any of them as an employer in any amount for any claims or causes of action arising out of or relating to their assignment in connection with this Agreement or release therefrom.

4.6 Steering Committee Meetings: Within 60 days after the Agreement Date, the Parties shall jointly determine a set of Steering Committee meetings to be held between representatives of Service Provider and Customer. At a minimum, the Steering Committee shall meet on a quarterly basis or as otherwise agreed by the Client Executives. For each meeting the Client Executives shall agree to and publish an agenda sufficiently in advance of the meeting to allow meeting participants a reasonable opportunity to prepare for the meeting. The number of members, names of initial members, chairman, responsibilities of individual members and mission statement of the Steering Committee shall be agreed to by the Client Executives and set forth in the Transition Plan.

4.7   Disaster Recovery:

      4.7.1 Commencing on the date Service Provider is responsible for providing Customer Services in respect of a Process, Service Provider shall follow Customer's existing Disaster Recovery Plans ("Existing DRPs"), to the extent relating to Customer Services, that have been previously provided to Service Provider in writing.

      4.7.2 As part of the Transition Plan, Customer and Service Provider agree to use Change Control Management to (a) confirm or modify the Existing DRPs and/or (b) develop new Disaster Recovery Plans ("New DRPs"), in each case in respect of the Customer Services and as agreed to by the Parties. Any fees applicable to any disaster recovery services beyond commonly accepted industry standards shall be agreed upon in accordance with Change Control Management.

4.8 Account Management: Throughout the Term, the Parties' respective Client Executives shall meet periodically, at such intervals as they may deem advisable and in any event at least monthly or as otherwise agreed by the Client Executives and set forth in the Transition Plan, to review their respective performances under this Agreement. All such meetings shall take place at mutually agreeable locations, or if mutually agreed, by telephone conference call or video conference, and the results of such meetings shall be communicated to the Steering Committee at its next meeting following such meeting.

4.9 Notification of [***]*: Service Provider shall promptly notify Customer upon the occurrence of a [***]*.

4.10 [***]* Operating Platform: Service Provider shall not move away from the [***]* Operating Platform during [***]* without Customer's prior consent.

4.11  In-Flight Projects:

      4.11.1 In-Flight Projects Generally. In accordance with the Fees set forth on Schedule C, Service Provider shall provide the project management and related services and In-Flight Project deliverables described in Schedule H in connection with the In-Flight Projects.

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                                       17

      4.11.2 [***]* Conversion. To the extent the [***]* Conversion cannot be completed pursuant to Schedule H with the Project FTEs, Service Provider shall provide up to [***]* to work on the [***]* Conversion, and Service Provider shall invoice Customer for any additional costs incurred by Service Provider in connection with completing the [***]* Conversion. In the event the value of the FTEs required to complete the [***]* Conversion is less than [***]*, Service Provider shall have no obligation to utilize or otherwise apply the difference to or in connection with the performance of the Customer Services, any In-Flight Project or any other project.

4.12 Performance Covenant: Service Provider shall perform its obligations set forth in Section 7.1 and agrees to perform such obligations and all other Customer Services in a manner that meets Customer's requirements as specifically set forth in and in accordance with the provisions of this Agreement.

4.13 Internet Portal. Customer shall, at its expense, obtain, maintain and make available to Service Provider, and Service Provider shall use, [***]*.

5.0   PRICING, FEES AND RELATED MATTERS:

5.1 Fees: In consideration of Service Provider providing the Customer Services, Customer shall pay to Service Provider the Fees set forth in Schedule C in accordance with the terms and conditions of this Agreement, as may be adjusted from time to time pursuant to the terms of this Agreement.

5.2   Time of Payment:

      5.2.1 [***]* Invoices. Service Provider shall deliver an invoice on or about [***]* for (a) the Customer Services to be performed during [***]* and (b) the Customer Services performed by Service Provider during any [***]* and for which Service Provider has not invoiced Customer. Each such invoice submitted to Customer pursuant to this Section 5.2.1 shall be due within [***]* of receipt by Customer.

      5.2.2 Other Invoices. Any sum due Service Provider pursuant to this Agreement for which a time of payment is not otherwise specified shall be due and payable [***] receipt by Customer of an invoice from Service Provider.

      5.2.3 All invoices shall be submitted in duplicate to Customer at 401 North Tryon Street, NCI-021-02-19, Charlotte, North Carolina 28255. At least [***]* the delivery of any invoice pursuant to this Agreement, the Parties' Client Executives or their designees shall meet to discuss any extraordinary items or adjustments anticipated by either Party to be included in such invoice.

      5.2.4 All amounts payable under this Agreement shall be paid in U.S. dollars.

5.3 Disputed Amounts: If Customer, in good faith, disputes the accuracy of any invoice charges, Customer shall pay the invoice in accordance with Section
      5.2 of this Agreement and reserve its rights with respect to the disputed amounts. If the Parties have not resolved the dispute within [***]* the invoice containing the disputed amount, Service Provider shall [***]* and either Party may pursue its rights under Section 18.0 of this Agreement.

5.4   Expenses:

      5.4.1 Customer shall reimburse Service Provider, as a pass-through for all travel expenses, living, hotel and transportation allowances and other normally reimbursable expenses and allowances for any member of the Project Staff, for travel outside the scope of travel in connection with the customary and normal provision of the Customer Services, all as reasonably incurred and in accordance with Service Provider's generally applicable personnel practices and procedures. All such expenses in excess of [***]* shall be pre-approved by Customer and documented through mutually defined account management procedures. Service Provider shall comply with Customer's travel policies of which Service Provider has been provided reasonable prior notice.


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                                       18

      5.4.2 The Fees and the Service Levels each relate to normal expected operation. Customer recognizes that in the event of a single, short-term event caused by Customer or Customer Representatives occurring outside of normal business hours, Service Provider may incur additional costs and expenses to ensure continuation of the Customer Services, including by providing the Customer Services from the premises of a third party. If such resources or costs are reasonable in the light of such an event, [***]*.

5.5 Proration: All periodic charges under this Agreement are to be computed on a calendar month basis and shall be prorated on a per diem basis for any partial month.

5.6 Extraordinary Changes in Workload: In the event that the volume of Customer Services delivered to Customer fall outside the Threshold Limits at any time [***]*, or Customer notifies Service Provider of any anticipated event or events that Customer believes may result in a sustained increase or decrease in the volume of Customer Services delivered to Customer, the Parties shall use Change Control Management to accommodate the extraordinary increase or decrease of resource requirements in a cost-effective manner, which may include (a) a net increase or decrease in Service Provider's aggregate costs of and applicable Fees relating to performing the Customer Services that are caused by the extraordinary change (excluding increases or decreases attributable to Service Provider's performance); (b) acquisition or disposition of assets and other similar costs of additions to or reductions from Customer Services and (c) a reasonable allowance for profit upon the net change in costs. Upon completion of Change Control Management, the Parties shall make any applicable adjustments to the Schedules as set forth in the Change Order signed by the Parties.

5.7 Cost of Living Adjustment: Commencing with Fees payable on [***]* and for Fees payable thereafter, the portion of the Fees attributable to [***]* shall be subject to a cost of living adjustment based on [***]*. Payment of such cost of living adustment shall be allocated between the Parties in accordance with Section 8 of Schedule C. Notwithstanding the foregoing, if there is no increase in the ECI for any period measured, there shall be no cost of living adjustment with respect to the Fees.

5.8 No Rights of Set-Off: Customer shall not have the right to deduct any amounts owed by Service Provider to Customer from the Fees or the expenses owed by Customer to Service Provider under this Agreement. Notwithstanding the immediately preceding sentence, Customer shall have the right to deduct from the Fees or the expenses owed by Customer to Service Provider under this Agreement the following amounts, so long as (a) such amounts have been finally and fully determined to be owed by Service Provider to Customer in accordance with this Agreement and (b) Service Provider fails to credit or refund such amounts to Customer in accordance with this Agreement or as otherwise agreed by the Parties: (1) [***]* not properly refunded to Customer or, if mutually agreed by the Parties, credited to Customer, in accordance with Section 5.3; (2) amounts owed by Service Provider to Customer as a result of the resolution of any dispute in accordance with Section 18.0; (3) amounts owed by Service Provider to Customer with respect to Service Provider's indemnification obligations under Section 19.1 or Section 19.2; and (4) any damages determined to be due to Customer in accordance with Section 20.0 of this Agreement.

5.9   Taxes:

      5.9.1    The Fees paid to Service Provider are [***]*

      5.9.2 Service Provider shall be responsible for the payment of all interest and/or penalties related to any taxes assessed or levied as contemplated by Section 5.9.1 to the extent Service Provider fails to accurately and timely invoice Customer for such taxes and remit such taxes directly to the applicable taxing authority; provided, however, in no event shall Service Provider be responsible for the payment of the underlying tax liability, which tax liability shall always be a liability of Customer.

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                                       19

      5.9.3 Customer and Service Provider shall each bear sole responsibility for all taxes, assessments and other real property-related levies on its owned or leased real property.

      5.9.4 Customer and Service Provider shall cooperate to segregate the Fees into the following separate payment streams: [***]* In addition, each of Customer and Service Provider shall reasonably cooperate with the other to more accurately determine a Party's tax liability and to minimize such liability, to the extent legally permissible. Each of Customer and Service Provider shall provide and make available to the other any resale certificates, information regarding out-of-state sales or use of equipment, materials or services, and any other exemption certificates or information requested by a Party.

5.10 Verification of Information: The Customer Services, Fees and Service Levels are based on circumstances, estimates, metrics, principles, financial data, standards and general information disclosed by either Party or used by either Party as more fully described in Schedule A, Schedule B and Schedule C, as applicable (collectively, the "Assumptions"). Each Party shall be responsible for the accuracy of any representation it made as part of the due diligence and negotiation process and on which the Assumptions are based. [***]* In addition, during the Adjustment Period the Parties shall specifically (a) identify and/or confirm the Customer Software and Customer Tools applicable to the Customer Services and set forth or update the description of such Customer Software and Customer Tools on Schedule F, (b) identify and/or confirm the Service Provider Software and Service Provider Tools applicable to the Customer Services and set forth or update the description of such Service Provider Software and Service Provider Tools on Schedule E, (c) identify and/or confirm the Managed Agreements and Assigned Agreements set forth in Schedule D, (d) document in accordance with Section 16.1.1 the information security procedures to be followed by Service Provider, (e) mutually agree on certain types and amounts of insurance coverage set forth in Section
      20.1.1 and (f) any other items mutually agreed by the Parties.

5.11  [***]*

5.12  Record Retention:

      5.12.1 Service Provider shall maintain at no additional cost to Customer, in a reasonably accessible location, all material records pertaining to its charges and costs paid or payable by Customer to Service Provider under this Agreement. Throughout the Term and thereafter for the longer of [***]* such Service Provider records referenced above may be inspected, audited and copied by Customer or by federal or state agencies having jurisdiction over Customer and requesting or requiring such access, during normal business hours and at such reasonable times as the Parties may determine, as described in Section 17 of this Agreement.

      5.12.2 During the Transition Period and with respect to each Process, the Parties shall determine what original documents (in written and electronic form) as defined in Customer's Record Retention policy are currently retained by Customer. The Parties shall then determine whether, and to what extent, Service Provider and Customer shall have possession of original documents following the Process Effective Date relating to such Process. To the extent the Parties determine that Service Provider shall have physical originals, Service Provider shall perform in accordance with Customer's Record Retention policy and either deliver such documents to Customer directly or make such documents available for pick-up by Customer's then current third party record retention firm (e.g., Iron Mountain), as applicable.

6.0  CONTRACT ADMINISTRATION:

6.1 Assigned Agreements: Subject to Customer's obtaining, maintaining and complying with the Consents, Customer shall assign the agreements designated in Schedule D as Assigned Agreements (and any other agreements mutually agreed upon by the Parties during the Adjustment Period and during the Term) (collectively, the "Assigned Agreements") to Service Provider and thereafter Service Provider shall [***]* under the Assigned Agreements ([***]* within the scope of the Customer Services), and Service Provider shall have [***]*. Service Provider shall [***]* under the Assigned Agreements, including, with respect to each Assigned Agreement,
      (a) [***]*


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                                       20
      all related [***]* attributable to the period commencing on or after the Process Effective Date for the Process to which such Assigned Agreement relates and (b) [***]* under such Assigned Agreement, in each case [***]* to Service Provider on or before such Process Effective Date through receipt by Service Provider of a copy of the relevant documents, including the applicable Assigned Agreement. Service Provider shall notify Customer prior to (i) [***]* of any Assigned Agreement and (ii) [***]* Assigned Agreement that Service Provider [***]*.

6.2 Managed Agreements: Subject to Customer's obtaining, maintaining and complying with the Consents, Service Provider shall [***]* designated in Schedule D as Managed Agreements (and any other agreements mutually agreed upon by the Parties during the Adjustment Period and during the Term) (collectively, the "Managed Agreements") and Service Provider shall [***]* Managed Agreements during the Term. Customer shall provide Service Provider with reasonable notice of any [***]* with respect to the Managed Agreements. Customer shall not [***]* Managed Agreement without providing reasonable notice to Service Provider. Any fees or charges imposed upon Customer in connection with any [***]* Managed Agreements, shall be paid or discharged, as applicable, by Customer.

6.3 Customer Obligations: Commencing as of the Agreement Date, Customer shall not (a) [***]*, written or oral, affecting or impacting the Third Party Contracts (except for Third Party Contracts with respect to which Customer has provided Service Provider notice prior to the Agreement Date or as otherwise mutually agreed by the Parties during the Adjustment Period) or
      (b) [***]* without first using Change Control Management to assess the impact [***]* any such Managed Agreement or Assigned Agreement on the Customer Services. Customer shall satisfy all its obligations with respect to each Third Party Contract accruing or attributable to periods prior to the Process Effective Date for the Process to which such Third Party Contract relates.

7.0   SERVICE LEVELS:

7.1 Service Levels: Service Provider shall report on and provide such data as is necessary to support the Reporting Service Levels set forth in Schedule
      B. Service Provider shall comply with the Key Performance Indicators set forth in Schedule B. Service Provider shall report on or comply with, as applicable, the Service Levels for which Customer is able to provide documented and substantiated performance history confirming that Customer had previously reported on or complied with such Service Level; provided, however, Customer shall, wherever possible with respect to each such Service Level, provide performance history for the most recent [***]*

7.2 Reporting: Service Provider shall provide to Customer performance reports on a monthly basis in the format and otherwise in accordance with the standards to be mutually agreed upon during the Transition Period and set forth in Schedule R.

7.3   Remedies:

      7.3.1 Customer agrees that the remedies available to it in the event of a failure by Service Provider to provide the Customer Services in accordance with the Key Performance Indicators should be addressed to correcting problems that resulted in such failure, [***]*.

      7.3.2 If Service Provider fails to meet a Key Performance Indicator for any Customer Service, then Service Provider shall [***]*

7.4 Exclusions: Degradations of performance shall not constitute Service Provider's failure to meet applicable Service Levels to the extent that any such failure is attributable to any one or more of the following causes:

      (a) Force Majeure Events;

      (b) failure of another Service Level (provided, however, that Service Provider (1) completes performance of the applicable Customer Service and all other Customer Services as near as commercially reasonably possible to the applicable Service Levels and (2) uses commercially reasonable efforts to remedy the problem that caused it to fail to meet such Service Level and other related Service Levels);

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                                       21

      (c) Customer's acts or omissions (including violations of Law, willful misconduct, negligent acts or breaches of this Agreement or matters subject to indemnification hereunder);

      (d) acts or omissions of Customer's Subcontractors and Customer Affiliates (including violations of Law, willful misconduct, negligent acts or breaches of applicable agreements or matters subject to indemnification thereunder);

      (e) infringements of third party proprietary rights by Customer, Customer's Affiliates or Customer's Subcontractors;

      (f) deficiencies in assets acquired solely from Customer, or in resources, systems or processes provided or established solely by Customer or Customer Representatives in connection with the Customer Services, whether maintained by Customer or transitioned in whole or in part to Service Provider, provided that, (1) with respect to assets acquired from Customer, such deficiencies are identified to Customer [***]* after all such assets are acquired by Service Provider, and (2) with respect to resources, systems or processes, such deficiencies are identified [***]*, or such other time period as mutually agreed by the Parties, after such resources, systems or processes, as the case may be, are provided to Service Provider (provided that in the event Customer or any Customer Representative at any time modifies or otherwise changes the resources, systems or processes provided or established by Customer or Customer Representatives, as applicable, Service Provider shall have an [***]* or other time period mutually agreed to by the Parties to identify such deficiencies), and in each case Service Provider demonstrates that such deficiencies caused such degradation in performance;

      (g) service or resource reductions requested or approved by Customer and agreed by the Parties through the use of Change Control Management, provided that Service Provider notified Customer of such possible degradation of performance during Change Control Management;

      (h) Customer's failure to take corrective action within Customer's responsibility reasonably requested and identified by Service Provider to Customer as essential to maintain Service Levels; or

      (i) failures to meet Service Levels while operating under a disaster recovery plan.

      Service Provider shall take commercially reasonable efforts to mitigate the effects of the foregoing circumstances. Notwithstanding the foregoing, in the event Service Provider's failure to meet a Service Level results from the occurrence of a sudden and unexpected Force Majeure Event as described in Section 22.8 of this Agreement, Service Provider shall use reasonable and prudent efforts to resume providing Customer Services in accordance with the Service Levels.

8.0   CHANGES IN THE CUSTOMER SERVICES:

8.1   Right To Make Changes:

      8.1.1 Service Provider reserves the right to designate and make changes to [***]* (each, a "Change"); provided, however, that (a) Customer shall have the right to review and approve material Changes and (b) no Change shall (1) [***]*, (2) [***]*, (3)
               [***]* or interaction with Service Provider or other third parties or (4) [***]*.

      8.1.2 Except as set forth in subsection 8.1.1, above, in the event a Party wishes to make a Change or other modification to this Agreement, such Party shall, in accordance with Change Control Management, submit a proposal to the other Party describing such desired Change. The other Party shall, in accordance with Change Control Management, reject or accept the proposal within a reasonable period of time, but in no event more than [***]* after receipt of the proposal. In the event the proposal is rejected, the rejection shall include the reason for the rejection. In the event the proposal is accepted, the Parties shall, in accordance with

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                                       22

               Change Control Management, determine the additions or modifications to be made to this Agreement (including the Fees). Any such addition or modification shall be set forth in a Change Order signed by the Parties. Neither Party shall be obligated to accept a proposal submitted by the other Party pursuant to this subsection. Service Provider shall have no obligation to provide any service or otherwise act pursuant to any proposal submitted by Customer pursuant to this subsection, except to the extent such proposal is set forth in an executed Change Order.

8.2   Changes in Law:

      8.2.1    Changes in Law Relating to Customer's Responsibilities:

               Customer shall be responsible for promptly identifying and notifying Service Provider of any changes in Law relating to Customer's Banking Regulatory Requirements that may relate to Service Provider's delivery or Customer's receipt of or use of the Customer Services. In accordance with Change Control Management initiated by Customer, the Parties shall work together to identify the impact of such changes on how Customer receives and uses, and Service Provider delivers, the Customer Services. Customer shall be responsible for any fines and penalties arising from any noncompliance by Customer or Service Provider with any such changes in Law relating to the Customer Services, provided, however, that Service Provider shall be responsible for any fines and penalties arising from any noncompliance by Service Provider to the extent Customer has notified Service Provider of a change in Law and either (1) Service Provider does not comply with any Change Order signed by the Parties or (2) if the Parties did not have sufficient time to use Change Control Management, Service Provider failed to comply with such change in Law even though it had a reasonable period of time after notification from Customer in which to comply with such change in Law. Notwithstanding the foregoing, in addition to Service Provider's obligations set forth in Section 8.2.2, below, Service Provider agrees to notify Customer of any changes in Law relating to Customer's Banking Regulatory Requirements of which Service Provider becomes aware.

      8.2.2    Changes in Law Relating to Service Provider's Responsibilities:

               Service Provider shall be responsible for promptly identifying and notifying Customer of any changes in Law, other than changes in Law relating to Customer's Banking Regulatory Requirements (including state and federal tax and labor laws), that may relate to Service Provider's delivery or Customer's receipt of or use of the Customer Services. In accordance with Change Control Management, the Parties shall work together to identify the impact of such changes on how Customer receives and uses, and Service Provider delivers, the Customer Services. Service Provider shall be responsible for any fines and penalties arising from any noncompliance by Customer or Service Provider with any such changes in Law relating to the Customer Services, provided, however, that Customer shall be responsible for any fines and penalties arising from any noncompliance by Customer to the extent Service Provider has notified Customer of a change in Law and either (1) Customer does not comply with any Change Order signed by the Parties or (2) if the Parties did not have sufficient time to use Change Control Management, Customer failed to comply with such change in Law even though it had a reasonable period of time after notification from Service Provider in which to comply with such change in Law. Notwithstanding the foregoing, in addition to Customer's obligations set forth in Section 8.2.1, above, Customer agrees to notify Service Provider of any other changes in Law related to the Customer Services of which Customer becomes aware.

9.0   TRANSITION PLAN:

9.1 Each of the Parties shall be responsible for the transition obligations and milestones described in the Transition Plan as mutually agreed and as set forth in Schedule G, as such Schedule may be modified by mutual agreement of the Parties.

10.0  NEW SERVICES:

10.1 Service Provider Opportunity: With respect to any New Service for which Service Provider has been selected to provide to Customer, Service Provider shall not be responsible for providing such New Service until Service Provider and Customer have executed a Change Order. [***]*

10.2 Cooperation with Third Party Service Providers: In the event Customer selects a third party to provide a New Service, upon Customer's request and reasonable notice, Service Provider shall, as a New Service and in accordance with Change Control Management, cooperate with any independent third party service providers of Customer; provided, however, that (a) such cooperation does not impact the Customer Services or Service Provider's ability to meet the Service Levels and (b) Service Provider shall not be required to disclose any of Service Provider's Confidential Information to such third party service provider unless such third party executes a confidentiality agreement in the form attached as Schedule M and such third party's use of such Confidential Information is solely for the benefit of Customer.

11.   RESPONSIBILITIES OF THE PARTIES:

11.1 Customer Managers: During the Term, Customer shall maintain an individual (the "Customer Client Executive") who shall serve as the primary Customer representative under this Agreement. The Customer Client Executive shall be a Customer Associate and shall (a) have overall responsibility for managing and coordinating the performance of Customer's obligations under this Agreement and (b) be authorized to act for and on behalf of Customer with respect to all matters relating to this Agreement or shall have access to and seek authorization from another Customer Associate with the proper authority to so act. In the event the Customer Client Executive shall be absent or otherwise unable to perform its duties for an extended period of time, then Customer shall identify an alternate Customer Client Executive who shall have the same duties and authority to act as the Customer Client Executive.

11.2 Customer Responsibilities: During the Term and in connection with Service Provider's performance of the Customer Services, Customer shall, at its expense: (a) be responsible for the obligations and responsibilities set forth as Customer's responsibility in Schedule A; (b) [***]*; (c) provide to Service Provider complete and accurate information regarding Customer's business requirements in respect of any Customer Services to be performed by Service Provider under this Agreement; (d) [***]*; (e) provide reasonable cooperation to Service Provider; (f) promptly notify Service Provider of any (1) third party claims that may have an impact on this Agreement and (2) invalid, expired or terminated licenses that may have an impact on this Agreement; and (g) perform all other obligations of Customer described in this Agreement. In addition to the foregoing, during the Term and in connection with Service Provider's performance of the Customer Services, Customer shall use commercially reasonable efforts to obtain, maintain and comply with the Consents; provided, however, Service Provider shall reimburse Customer for [***]*, and such amount shall be reimbursed to Customer [***]* after receipt by Service Provider of notice of the amount to be paid by Customer pursuant to this Section 11.2 or, if agreed to by Customer, credited to Customer on the next quarterly invoice to be delivered to Customer.

11.3 Resources: Commencing on the Agreement Date and continuing for so long as either Party requires the same for the performance of the Customer Services, each Party shall provide to the other Party, [***]* but subject to the other Party's compliance with the provisions of Section 4.2.2 of this Agreement:

      (a) with regard to a reasonable number of members of the Project Staff or Customer Associates, as agreed by the Parties, that are directly related to the provision or coordination of Customer Services at the Customer Service Locations or such other premises of either Party as agreed by the Parties, the use of the space in the Customer Service Locations or such other premises that either Party may require from time to time in connection with the performance of the Customer Services, together with office furnishings, telephone equipment and services, janitorial services, utilities and office-related equipment, supplies and duplicating services reasonably required in connection with the performance of the Customer Services;

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                                       24

      (b) as mutually agreed by the Parties, full access to, and use of, the Machines owned or leased by either Party, the networks of either Party, the Software owned or licensed by either Party, and the Tools owned by either Party, in each case to the extent necessary to perform the Customer Services in accordance with this Agreement; and

      (c) such other resources specified as Customer's responsibility in Schedule A.

12.0  SOFTWARE AND PROPRIETARY RIGHTS:

12.1  Customer Software:

      12.1.1 All Customer Software shall be and shall remain the exclusive property of Customer or its licensor, and Service Provider shall have no rights or interests in the Customer Software except as described in this Agreement. [***]* In addition to the verification of the Assigned Agreements and the Managed Agreements during the Adjustment Period, [***]* and upon mutual agreement of the Parties to reflect this in the [***]*, as necessary, Service Provider shall [***]* Managed Agreements. [***]* Notwithstanding the foregoing, Customer shall use commercially reasonable efforts to obtain the Consents with respect to Customer Third Party Software and, to the extent Customer is unable to obtain such Consents, the Parties shall use Change Control Management to address the impact on Service Provider's ability to provide the Customer Services.

      12.1.2 In the event Customer does not comply with any of its obligations set forth in this Section 12.1, Service Provider shall be excused from its obligation to perform the Customer Services, including Service Provider's obligation to meet the Service Levels, to the extent that its inability to perform the Customer Services or meet the Service Levels is caused by Customer's failure to comply with such obligations. Service Provider hereby irrevocably assigns to Customer any and all rights or interests in the Customer Software. Customer makes no representations or warranties hereby with respect to the Customer Software.

12.2  Service Provider Software:

      12.2.1 All Service Provider Software shall be and shall remain the exclusive property of Service Provider or its licensor, and Customer shall have no rights or interests in the Service Provider Software except as expressly set forth in this Agreement. Customer hereby irrevocably assigns to Service Provider any and all rights or interests in the Service Provider Software. Service Provider makes no representations or warranties hereby with respect to the Service Provider Software.

      12.2.2 Service Provider shall (a) use commercially reasonable efforts to include provisions in its licenses with licensors of Service Provider Third Party Software that allow Customer to access and Use such Service Provider Third Party Software after the expiration or termination of this Agreement [***]* or, (b) if Service Provider is unable to cause such a provision to be included in the applicable licenses, Service Provider shall (1) notify Customer and (2) use commercially reasonable efforts to cause licensors of the applicable Service Provider Third Party Software to negotiate directly with Customer with respect to the terms, conditions and prices of licensing arrangements, if any, to be entered into directly between Customer and such licensors.

12.3  New Intellectual Property and New Tools:

      12.3.1   [***]*

      12.3.2 If the Parties determine that Customer shall have all right, title and interest, including worldwide rights of copyright, patent, trade secret or other proprietary rights in and to any New Intellectual Property or New Tools, as applicable, and, all copies made from any such New Intellectual Property or New Tools, then


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                                       25

               Service Provider hereby irrevocably assigns, transfers and conveys, and shall cause Service Provider Representatives to assign, transfer and convey, to Customer without further consideration all of its right, title and interest in and to such New Intellectual Property or New Tools, as applicable, including all worldwide rights of patent, copyright, trade secret or other proprietary rights in such materials. Service Provider acknowledges that Customer and its successors and permitted assigns shall have the right to obtain and hold in their own names any intellectual property rights in and to such New Intellectual Property or New Tools, as applicable. Service Provider agrees to execute any documents or take any other actions as may reasonably be necessary, or as Customer may reasonably request, to perfect Customer's ownership of any such New Intellectual Property or New Tools, as applicable, and the Parties shall update Schedule F as appropriate.

      12.3.3 If the Parties determine that Service Provider shall have all right, title and interest, including worldwide rights of copyright, patent, trade secret or other proprietary rights in and to any New Intellectual Property or New Tools as applicable, and, all copies made from any such New Intellectual Property or New Tools, then Customer hereby irrevocably assigns, transfers and conveys, and shall cause Customer Representatives to assign, transfer and convey, to Service Provider without further consideration all of its right, title and interest in and to such New Intellectual Property or New Tools, as applicable, including all worldwide rights of patent, copyright, trade secret or other proprietary rights in such materials. Customer acknowledges that Service Provider and its successors and permitted assigns shall have the right to obtain and hold in their own names any intellectual property rights in and to such New Intellectual Property or New Tools, as applicable. Customer agrees to execute any documents or take any other actions as may reasonably be necessary, or as Service Provider may reasonably request, to perfect Service Provider's ownership of any such New Intellectual Property or New Tools, as applicable, and the Parties shall update Schedule E as appropriate.

      12.3.4 If the Parties determine that they shall each have ownership and/or license rights in any New Intellectual Property or New Tools, as applicable, then the ownership and license rights with respect to such New Intellectual Property or New Tools, as applicable, shall be determined through the use of Change Control Management and documented in the agreement executed by the Parties relating to such New Intellectual Property or New Tools, as applicable, and the Parties shall update Schedule F and Schedule E as appropriate.

      12.3.5 Notwithstanding anything in this Agreement to the contrary, [***]*.

12.4  License Rights Upon Termination:

      12.4.1 Except in the event of a termination pursuant to Section 3.1, or as otherwise agreed by the Parties through the use of Change Control Management with respect to New Intellectual Property and New Tools owned by Service Provider, Service Provider hereby grants to Customer [***]* to the extent permissible under the applicable third party agreements, the Service Provider Third Party Software [***]*, in each case being used to provide the Customer Services as of the date of expiration or termination of this Agreement and reasonably necessary for Customer to maintain substitute services after the termination or expiration of this Agreement.

      12.4.2 Customer's Use of the Service Provider Software and Service Provider Tools granted to Customer pursuant to Section 12.4.1, above, shall be subject to, and Customer shall comply with, the following terms and conditions:

               (a) The licenses granted to Customer pursuant to Section 12.4.1 with respect to Service Provider Software and Service Provider Tools are "AS IS," and Service Provider shall have no obligation to fix, maintain, enhance or update such Software or Tools or provide Customer with any fixes, maintenance, enhancements or updates thereto. Such licenses are without representations or warranties of any kind and are subject to the disclaimer set forth in Section 13.2.

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                                       26

               (b) Service Provider Software and Service Provider Tools shall
                   (1) not be operated directly or indirectly by persons other than Customer Associates or an Approved Service Provider, (2) only be operated on equipment (i) owned or leased by Customer or (ii) owned or leased by an Approved Service Provider, and
                   (3) only be Used in connection with the internal work of Customer and solely for the benefit of Customer. "Approved Service Provider" shall mean a third party providing services to Customer that (A) has entered into a confidentiality agreement in the form attached as Schedule M and (B) does not compete directly with Service Provider.

               (c) Except as set forth in Section 12.4.2(b), above, at no time shall Service Provider Software or Service Provider Tools or its components or any modifications thereto be disclosed to or used by third parties or sold, assigned, licensed, leased or otherwise disposed of or commercially exploited or marketed in any way, with or without charge. Except as may be necessary for archival purposes, Customer shall not copy, and shall not permit the copying by a third party of, such Service Provider Software or Service Provider Tools in whole or in part.

               (d) Upon Service Provider's request, Customer shall affix to all copies of such Service Provider Software and Service Provider Tools in Customer's possession any form of copyright or other proprietary notice specified by Service Provider.

      12.4.3 The licenses granted to Customer and Service Provider pursuant to this Section 12.0 in respect of a component of Service Provider Software, Service Provider Tools, Customer Software and Customer Tools, as applicable, shall terminate (a) with respect to Customer, if Customer breaches the terms of such licenses or an Approved Service Provider breaches the terms of such license or the confidentiality agreement in the form of Schedule M executed by such Approved Service Provider pursuant to Section 12.4.2(b), and (b) with respect to Service Provider, if Service Provider or Service Provider Representatives breaches the terms of such licenses. Upon request after termination of such licenses, the Party whose licenses were terminated shall (1) deliver to the other Party a current copy of such component in the form in use as of such date and (2) destroy or erase all other copies of such component in such Party's possession.

12.5 Service Provider Tools: All Service Provider Tools shall be and shall remain the exclusive property of Service Provider, and Customer shall have no rights or interests in the Service Provider Tools except as expressly set forth in this Agreement. Customer hereby irrevocably assigns to Service Provider any and all rights or interests in the Service Provider Tools. Service Provider makes no representations or warranties hereby with respect to the Service Provider Tools. Nothing contained in this Agreement shall restrict Service Provider from the use of any Tools that Service Provider owns, develops for Customer or has access to under this Agreement.

1.56  Customer Tools:

      12.6.1 Notwithstanding anything to the contrary in this Agreement, Customer shall retain all right, title and interest in and to any and all Customer Tools. Nothing contained in this Agreement shall restrict Customer from the use of any Customer Tools.

      12.6.2 All Customer Tools shall be and shall remain the exclusive property of Customer, and Service Provider shall have no rights or interests in the Customer Tools except as described in this Agreement. Customer hereby grants to Service Provider, at no cost to Service Provider, a nonexclusive right to access and Use solely in connection with the provision of the Customer Services the Customer Tools. Notwithstanding the foregoing, Service Provider shall use Change Control Management to make any material changes to Customer Tools.

      12.6.3 In the event Customer does not comply with any of its obligations set forth in this Section 12.6, Service Provider shall be excused from its obligation to perform the Customer Services, including Service Provider's obligation to meet the Service Levels, to the extent that its inability to perform the Customer Services or meet the Service Levels is caused by Customer's failure to comply with such obligations. Service Provider hereby irrevocably assigns to Customer any and all rights or interests in the Customer Tools.

12.7 Rights in Residuals: Nothing contained in this Agreement shall restrict either Party from the use of any ideas, concepts, know-how, methodologies, processes, technologies, algorithms or techniques relating to the Customer Services that such Party, individually or jointly, owns prior to the Agreement Date, or develops or discloses under this Agreement, or develops or obtains independently during the Term, provided that in doing so such Party does not breach its obligations of confidentiality or infringe the intellectual property rights of the other Party or third parties who have licensed or provided materials to the other Party. Except for the license rights contained in this Section 12.0, neither this Agreement nor any disclosure made hereunder grants any license to either Party under any patents or copyrights of the other Party. Each Party reserves all rights in its ideas, concepts, know-how, methodologies, processes, technologies, algorithms, techniques and other intellectual property of every kind and description (except as otherwise expressly agreed) and no provision of this Agreement shall be construed to transfer any of such Party's rights in such intellectual property.

12.8  License to Service Provider for Customer Proprietary Software and Customer
      Tools:

      12.8.1 In addition to Service Provider's rights under Section 12.1.1, Customer hereby grants to Service Provider [***]* (either now or in the future), including the provision of services to any customer of Customer and any other use or commercialization. Service Provider shall only transfer the license referred to in this Section 12.8 to the following transferees: (a) any Service Provider Affiliate, (b) [***]* and (e) any entity to which any of the licenses to the Customer Proprietary Software, Customer Tools or New Intellectual Property owned by Customer is transferred in connection with a business relationship between Service Provider and such transferee that will survive the transfer, provided that the license granted by this Section 12.8 will terminate with respect to any Customer Proprietary Software, Customer Tools or New Intellectual Property owned by Customer that is transferred to a transferee that satisfies only the requirements of this clause (e) at the time the business relationship between Service Provider and such transferee terminates. To the extent Customer cannot grant a [***]* as provided above, the Parties will use Change Control Management to address acquiring such a [***]* for Service Provider.

      12.8.2   During the Term, neither Customer nor Customer Affiliates shall:

               (a) access or Use the Customer Proprietary Software, the Customer
                   Tools or New Intellectual Property owned by Customer, except as may be necessary to perform its internal processes or functions;

               (b) [***]*

               (c) [***]*

13.0  MUTUAL REPRESENTATIONS AND WARRANTIES; DISCLAIMERS:

13.1 Mutual Representations and Warranties: Each Party hereby represents and warrants that:

      (a) it has all requisite corporate power and authority to enter into this Agreement and to carry out the transactions contemplated hereby;

      (b) the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby and thereby by the Party (1) have been duly authorized by all requisite corporate action on the part of such Party and (2) do not violate the terms of any law, regulation, or court order to which such Party is subject or the terms of any material agreement to which the Party or any of its assets may be subject;

      (c) this Agreement has been duly executed and delivered by such Party and (assuming the due authorization, execution and delivery hereof by the other Party) is a valid and binding obligation of such Party, enforceable against it in accordance with its terms;

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                                       28

      (d) it shall perform its responsibilities under this Agreement in a manner that does not, to the knowledge of the applicable Party, infringe, or constitute an infringement or misappropriation of, any patent, trade secret, copyright or other intellectual property right of any third party;

      (e) it shall engage in business continuity planning with the other Party to, and use reasonable efforts to, avoid disruptions to each Party's respective business;

      (f) it is not subject to any pending or threatened litigation or governmental action which could interfere with such Party's performance of its obligations hereunder;

      (g) it is in good standing under the laws of its state of formation, and is, or will be, qualified to do business as a foreign corporation in each other states where such qualification is necessary in order for it to comply with its obligations under this Agreement;

      (h) it is either the owner of its Machines, its Software and its Tools, or is authorized by the owner to include such Machines, Software and Tools under this Agreement, subject to obtaining the Consents; and

      (i) it is authorized to permit the other Party to access and use the locations used in connection with performing the Customer Services.

13.2  Disclaimers:

      13.2.1 Service Provider Disclaimers: SERVICE PROVIDER DOES NOT WARRANT THE ACCURACY OF ANY ADVICE, REPORT, DATA OR OTHER PRODUCT DELIVERED TO CUSTOMER THAT IS PRODUCED WITH OR FROM CUSTOMER DATA OR SOFTWARE PROVIDED BY CUSTOMER; SUCH PRODUCTS ARE DELIVERED "AS IS", AND SERVICE PROVIDER SHALL NOT BE LIABLE FOR ANY INACCURACY THEREOF IN EACH CASE EXCEPT FOR ANY INACCURACIES CAUSED BY SERVICE PROVIDER OR SERVICE PROVIDER REPRESENTATIVES. EXCEPT AS EXPRESSLY SET FORTH IN SECTION 13.1, SERVICE PROVIDER DOES NOT MAKE ANY OTHER WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE CUSTOMER SERVICES OR MATERIAL LICENSED BY SERVICE PROVIDER TO CUSTOMER AND EXPRESSLY DISCLAIMS ALL OTHER REPRESENTATIONS AND WARRANTIES, EXPRESS OR IMPLIED, INCLUDING ANY IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A SPECIFIC PURPOSE. SERVICE PROVIDER DOES NOT WARRANT THAT PERFORMANCE OF THE CUSTOMER SERVICES OR THE MATERIAL LICENSED BY SERVICE PROVIDER TO CUSTOMER SHALL BE UNINTERRUPTED OR ERROR-FREE, OR THAT ALL ERRORS IN THE CUSTOMER SERVICES SHALL BE CORRECTED. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, SERVICE PROVIDER IS NOT ASSUMING ANY OBLIGATIONS OR LIABILITIES, INCLUDING ANY OBLIGATION OR LIABILITY FOR ANY FIDUCIARY RESPONSIBILITIES OR LENDER LIABILITIES. NOTWITHSTANDING THE FOREGOING, TO THE EXTENT SERVICE PROVIDER MANAGES THIRD PARTY CONTRACTS THAT ADMINISTER CUSTOMER'S LENDING POLICIES AND PROCEDURES, SERVICE PROVIDER SHALL MANAGE EACH SUCH THIRD PARTY CONTRACT IN ACCORDANCE WITH THE SERVICE REQUIREMENTS OF SUCH THIRD PARTY CONTRACT. FAILURES BY SERVICE PROVIDER TO MANAGE THIRD PARTY CONTRACTS IN ACCORDANCE WITH THE PRECEDING SENTENCE SHALL BE CONSIDERED VENDOR MANAGEMENT PERFORMANCE FAILURES IN ACCORDANCE WITH SCHEDULE B.

      13.2.2 Customer Disclaimers: CUSTOMER DOES NOT WARRANT THE ACCURACY OF ANY ADVICE, REPORT, DATA OR OTHER PRODUCT DELIVERED TO SERVICE PROVIDER THAT IS PRODUCED WITH OR FROM SOFTWARE PROVIDED BY SERVICE PROVIDER; SUCH PRODUCTS ARE DELIVERED "AS IS", AND CUSTOMER SHALL NOT BE LIABLE FOR ANY INACCURACY THEREOF IN EACH CASE EXCEPT FOR ANY INACCURACIES CAUSED BY CUSTOMER OR CUSTOMER REPRESENTATIVES; PROVIDED, HOWEVER, TO THE EXTENT OF ANY FAILURES OR INACCURACIES OF THE FOREGOING, SERVICE PROVIDER SHALL BE RELIEVED OF ITS OBLIGATIONS UNDER THIS AGREEMENT. EXCEPT AS EXPRESSLY SET FORTH IN SECTION 13.1, CUSTOMER DOES NOT MAKE ANY OTHER WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE MATERIAL LICENSED BY CUSTOMER TO SERVICE PROVIDER AND EXPRESSLY DISCLAIMS ALL OTHER REPRESENTATIONS AND WARRANTIES, EXPRESS OR IMPLIED, INCLUDING ANY IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A SPECIFIC PURPOSE.

14.0  LAWS AND REGULATIONS:

14.1 Each Party shall obtain, maintain and comply with all consents, permissions, permits, approvals and assurances of whatever nature, including governmental approvals, applicable in the case of Service Provider to the performance of, and, in the case of Customer, the receipt and use, of the Customer Services and such Party's payment obligations.

14.2 Each Party covenants and agrees that it shall comply with all Laws applicable to such Party.

15.0  DATA AND REPORTS:

15.1 Provision of Data: Customer shall supply to Service Provider, in connection with the Customer Services, required data in the form and on such time schedules as may be agreed upon by Service Provider and Customer ("Customer Data") in order to permit Service Provider to perform the Customer Services in accordance with the terms of this Agreement, including the Service Levels. All Customer Data is, or shall be, and shall remain the property of Customer.

15.2  Production of Reports:

      15.2.1 Production of Reports During and After the Transition Period. With respect to each Process and commencing on the related Process Effective Date, Service Provider shall provide to Customer the same reports being generated by Customer immediately prior to such Process Effective Date. During the Transition Period, the Parties shall use Change Control Management to mutually agree to any adjustments with respect to such reports or to add any additional reports, and shall document such adjustments and additions in Schedule R, including the content, frequency and delivery dates for such reports. Failure by Service Provider to deliver all reports mutually agreed upon pursuant to the Transition Plan, but in no event later than [***]*, shall be considered a failure to meet the Key Performance Indicator relating to reports as set forth on Schedule B, with applicable Fees at Risk.

      15.2.2 Production of Reports Generally. Service Provider shall produce reports in accordance with Schedule R that are substantially accurate and substantially free of errors and omissions, to the extent the Customer Data and other information used to produce such reports was substantially accurate and substantially free of errors and omissions. Unless specified otherwise in Schedule R, any reports listed in Schedule R shall be due no later than ten business days after the end of the reporting period.

15.3  Inspection of Reports:

      15.3.1 Operational Reports. Customer shall use reasonable efforts to inspect and review the operational reports produced by Service Provider and supplied to Customer pursuant to Section 15.2, and shall provide Service Provider with notice of any errors or inaccuracies (a) in daily or weekly reports, [***]* of receipt of such reports, and (b) in monthly or other reports, [***]* after receipt of such reports. Service Provider shall provide Customer with such documentation and information as may be requested by Customer in order to verify the accuracy of the reports. If Customer fails to reject any such report within the applicable period, Customer shall be deemed to have accepted such reports.

      15.3.2 Performance Reports. In addition to the foregoing, the Service Provider Client Executive shall notify Customer through the account management procedures of any single material performance deviation or performance deviation trend documented in a performance report that is provided to Customer pursuant to
               Section 15.2 and of which the Service Provider Client Executive is aware.

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                                       30

15.4  Correction of Errors:

      15.4.1 Service Provider shall work with Customer to, and Service Provider shall use commercially reasonable efforts to, promptly correct any material errors or inaccuracies in Customer Data and reports prepared by Service Provider as part of the Customer Services that have material impact, including fiduciary, Customer Associate or supplier impact. The Party responsible for any such errors shall pay for all mutually agreed upon costs associated with such correction.

      15.4.2 Upon request from Customer, Service Provider shall work with Customer to correct any errors or inaccuracies in Customer Data and reports prepared by Service Provider as part of the Customer Services that are not subject to Section 15.4.1. The Party responsible for any such errors shall pay for all mutually agreed upon costs associated with such correction.

15.5 Use of Reports: Subject to the terms of this Agreement (including Section 16.0) and solely for Customer's uses, Customer may reproduce any documentation and reports prepared by Service Provider as part of the Customer Services.

16.0  CONFIDENTIALITY AND SECURITY:

16.1  General Obligations:

      16.1.1 To the extent applicable, commencing as of the Agreement Date, Service Provider shall comply with such information security and privacy standards and guidelines as being complied with by Customer as of the Agreement Date. In addition, prior to the first Process Effective Date, the Parties shall mutually agree to and document (not through Change Control Management) the detailed standards and guidelines (no less stringent than those in place as of the Agreement Date) with which Service Provider shall comply. Any changes from Customer practices as of the Agreement Date shall be addressed through Change Control Management.

      16.1.2 All Confidential Information relating to or obtained from Customer or Service Provider shall be held in confidence by the recipient to the same extent and in at least the same manner as the recipient protects its own confidential or proprietary information.

      16.1.3 Neither Customer nor Service Provider shall, and Customer and Service Provider shall cause their respective Representatives not to, Use, disclose, publish, release, transfer or otherwise make available Confidential Information of, or obtained from, the other in any form to, or for the use or benefit of, any person or entity without the disclosing Party's consent. In addition, Service Provider agrees to comply with and support enforcement of Customer's security standards governing information security of which Service Provider has notice. Subject to the provisions of
               Section 16.2, each of Customer and Service Provider shall, however, be permitted to disclose relevant aspects of the other's Confidential Information to its officers, directors, employees and Representatives, to the extent that such disclosure is not restricted under this Agreement, or any governmental approvals and only to the extent that such disclosure is reasonably necessary for the performance of its duties and obligations under this Agreement; provided, however, that the recipient shall be responsible for ensuring that such officers, directors, employees and Representatives abide by the provisions of this Agreement.

      16.1.4 Each Party acknowledges and agrees that title to and ownership of Confidential Information shall remain with the Party who disclosed such information, and that the Confidential Information disclosed pursuant to this Agreement is confidential and proprietary and constitutes valuable trade secret information of the disclosing Party. Upon the termination or expiration of this Agreement, or at any time upon the request of either Party (subject to the other Party being relieved of any of its obligations affected thereby), the other Party shall return all Confidential Information in its possession that exists in tangible form to the requesting Party or its Representatives.

16.2 Customer Information: Service Provider acknowledges that Customer has a responsibility to its customers to keep its Customer Information strictly confidential. Service Provider and Service Provider Representatives shall keep strictly confidential any customer records that Customer discloses or of which Service Provider or Service Provider

      Representatives become aware. In addition to the other requirements set forth in this Agreement regarding Confidential Information, Customer's Customer Information shall also be subject to the additional restrictions set forth in this Section 16.2.

      16.2.1 Neither Service Provider nor Service Provider's Representatives shall disclose or use Customer's Customer Information other than to carry out the purposes for which Customer or any Customer Affiliate disclosed such Customer Information to Service Provider.

      16.2.2 Neither Service Provider nor Service Provider's Representatives shall disclose any of Customer's Customer Information other than on a "need to know" basis and then only:

               (a) to Customer Affiliates;

               (b) to the Project Staff, provided that any member of the Project
                   Staff that is a nonaffiliated third party shall be subject to
                   (d) below;

               (c) to Service Provider Affiliates, provided that such Affiliates shall be restricted in use and re-disclosure of such Customer Information to the same extent as Service Proivider;

               (d) to Subcontractors of Service Provider, provided that such
                   Subcontractors shall have entered into a confidentiality agreement in the form attached hereto as Schedule M;

               (e) to independent contractors, agents, and consultants
                   designated by Customer; or

               (f) pursuant to the exceptions set forth in 15 U.S.C. 6802(e) and accompanying regulations, which disclosures are made in the ordinary course of business.

16.3 Exclusions: The obligations in Section 16.1 and Section 16.2 shall not restrict any disclosure pursuant to any applicable Law or by order of any court or Governmental Authority (provided that the recipient shall (a) notify the disclosing Party of any, actual or threatened disclosure of which it has knowledge of legal compulsion of disclosure, and any actual legal obligation of disclosure immediately upon becoming so obligated and
      (b) cooperate with the disclosing Party's reasonable, lawful efforts to resist, limit or delay disclosure at the disclosing Party's expense) and, except to the extent that applicable Law provides otherwise, shall not apply with respect to information that (1) is independently developed by the recipient without violating the disclosing Party's proprietary rights as shown by the recipient's written records, (2) is or becomes publicly known (other than through unauthorized disclosure), (3) is disclosed (i) by the owner of such information to a third party free of any obligation of confidentiality or (ii) is disclosed to the receiving party without restriction on disclosure by a third party who has the lawful right to make such disclosure, (4) is already known by the recipient at the time of disclosure, as shown by the recipient's written records, and the recipient has no obligation of confidentiality other than pursuant to this Agreement or any confidentiality agreements entered into before the Agreement Date between Customer and Service Provider or (5) is rightfully received by a Party free of any obligation of confidentiality. [***]*

16.4 Independent Development and Acquisition: This Section 16.0 shall not be construed to limit either Party's right to independently develop or acquire products without use of the other Party's Confidential Information. The disclosing Party acknowledges that the receiving Party may currently or in the future be developing information internally, or receiving information from other parties, that is similar to the Confidential Information provided by the disclosing Party. Accordingly, nothing in this Section 16.0 will be construed as a representation or agreement that the receiving Party will not develop or have developed products, concepts, systems or techniques that are similar to or compete with the products, concepts, systems or techniques contemplated by or embodied in the Confidential Information of the disclosing Party, provided that the receiving Party does not violate any of its obligations under this Section 16.0 in connection with such development.

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                                       32

16.5 Unauthorized Acts: Without limiting either Party's rights in respect of a breach of this Section 16.0, each Party shall:

      (a) promptly notify the other Party of any unauthorized possession, use or knowledge, or attempt thereof, of the other Party's Confidential Information by any person or entity that may become known to such Party, including any incidents involving a breach of security and any incidents that might indicate or lead to a threat to, or weakness in, security and any attempt to make unauthorized use of the Customer Services or the Systems;

      (b) promptly furnish to the other Party full details of the unauthorized possession, use or knowledge, or attempt thereof, and assist the other Party in investigating or preventing the recurrence of any unauthorized possession, use or knowledge, or attempt thereof, of Confidential Information;

      (c) cooperate with the other Party in any litigation and investigation against third parties deemed necessary by the other Party to protect its proprietary rights at the other Party's expense; and

      (d) promptly use commercially reasonable efforts to prevent a recurrence of any such unauthorized possession, use or knowledge, or attempt thereof, of Confidential Information.

      [***]*

16.6 Injunctive Relief: Each Party recognizes that its inappropriate disclosure or use of Confidential Information of the other Party may give rise to irreparable injury to such Party and acknowledges that remedies other than injunctive relief may not be adequate. Accordingly, each Party has the right to equitable and injunctive relief to prevent the unauthorized possession, use, disclosure or knowledge of any Confidential Information, as well as to such damages or other relief as is occasioned by such unauthorized possession, use, disclosure or knowledge.

16.7 Data Protection: In addition to any requirements set forth in this Agreement, in the event the Customer Services require the access to or use of personal data, each Party shall be responsible for taking all necessary steps required by applicable Law to ensure the protection of the privacy of such personal data to be accessed or used. In the event that applicable Law requires registration with or consents of a Governmental Authority, Customer shall register, or cause such registration, with such Governmental Authority, or obtain such consents, unless applicable Law otherwise requires

16.8 Publicity: [***]* neither Party shall use the other Party's logo, trademarks, name or refer to the other Party directly or indirectly, without such Party's consent in any media release, public announcement or public disclosure, except that such consent shall not be required for the listing of a Party's name in promotional or marketing materials, customer lists or business presentations and except for any disclosure required by Law.

17.0  AUDITS:

17.1 Audits Generally: Service Provider shall assist Customer in meeting its audit and regulatory requirements, as they relate to Service Provider and the Customer Services, to enable Customer, Government Authorities and Customer's Approved Auditors to conduct appropriate audits under this Agreement.

17.2  Audit Procedures:

      17.2.1 Upon request, at reasonable times during business hours, and upon at least five business days' prior notice to Service Provider, Customer and its external auditors that execute confidentiality agreements in the form of Schedule M ("Approved Auditors") shall have access to Customer's data and records, and to Service Provider records, in order to audit the accuracy of Service Provider's invoices and Service Provider's Systems, internal controls, security and Service Level performance. Customer and its Approved Auditors shall have no access to other Service Provider data and Systems, data of other

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                                       33

               Service Provider customers, or Service Provider internal or third party costs or cost structure (except to the extent necessary to audit the mutually agreed upon savings to Customer described in Schedule C). Approved Auditors shall observe such procedures as Service Provider may reasonably require to protect Service Provider Confidential Information, and that of its customers. Customer agrees that Approved Auditors shall perform entry and exit interviews, and Customer agrees to provide Service Provider with copies of applicable portions of audit reports. If requested by either Party, the Parties shall discuss the results of any audit performed pursuant to this Agreement and, if mutually agreed by the Parties use Change Control Management to address any Changes to the Customer Services. Notwithstanding the foregoing, (a) if Customer seeks to exercise its audit rights in the case of malfeasance, Customer shall immediately notify the Service Provider Client Executive who shall arrange for immediate access for Customer, Governmental Authorities and Customer's Approved Auditors, and (b) in the case of an audit to be performed by a Governmental Authority, Service Provider shall provide such Governmental Authority with access to all records and data required by Law, with or without prior notice, and such Governmental Authority shall not be required to execute a confidentiality agreement pursuant to this Agreement, but shall be bound by any confidentiality obligations imposed by Law. The Customer shall provide prior notice of audits by any Governmental Authority whenever and to the extent possible.

      17.2.2 Service Provider shall provide Customer and its Approved Auditors access to portions of Service Provider third party contracts that are directly related to the Customer Services (to the extent that such access is not prohibited under the applicable third party contract and provided that Service Provider may redact all financial information and any other information not directly related to the Customer Services, except to the extent necessary to audit the mutually agreed upon savings to Customer described in Schedule C). In addition, Customer and its Approved Auditors may request Service Provider to provide access to Service Provider Representatives, and, to the extent mutually agreed by Parties, such access shall be provided to the extent agreed to by such Service Provider Representatives, except as required by Law.

      17.2.3 Service Provider shall provide Customer with a copy of the portions of any SAS 70 audit of Service Provider as such audits are implemented in accordance with the Transition Plan and to the extent such portions are directly related to the Customer Services (provided Service Provider may redact all financial information and any other information not directly related to the Customer Services, except to the extent necessary to audit the mutually agreed upon savings to Customer described in Schedule
               C).

17.3 Audit Costs: If Service Provider's provision of services related to an audit or other review under this Section 17.0 requires use of additional resources which Service Provider would not otherwise use in the performance of the Customer Services (including support of audits of Customer's Services and third party benefit plans) then the Parties shall use Change Control Management to address any additional resources needed by Service Provider.

17.4 Financial Information: Service Provider shall, promptly upon Customer's request, furnish its publicly disclosed financial statements as required to be prepared by or for Service Provider in the ordinary course of its business for the purpose of determining Service Provider's ability to perform its duties hereunder. Furthermore, to the extent required by Law as indicated to Service Provider by Customer (and as not prohibited by SEC regulations) Service Provider shall notify Customer immediately [***]*, and Customer agrees not to acquire or dispose of (or otherwise take actions regarding) securities of Service Provider while in possession of such information, unless such information has been publicly disclosed.

17.5 Survival of Audit Rights: Customer's audit rights shall survive expiration or termination of this Agreement for the longer of (a) a period of [***]* and (b) the period required by applicable Law.


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                                       34

18.0  DISPUTE RESOLUTION:

18.1 Disputes: Any dispute arising under this Agreement shall be considered by [***]* of receipt of a notice from either Party specifying the nature of the dispute (a "Dispute Notice"); provided, however, it is not mandatory that a dispute relating to Section 16.0 be resolved in accordance with this Section.

18.2 Executive Review: Any dispute arising under this Agreement that cannot be resolved in accordance with Section 18.1 shall be considered in person or by telephone by the executives of each Party specified in the immediately succeeding sentence [***]* of receipt of Dispute Notice from either Party pursuant to Section 18.1; provided, however, it is not mandatory that a dispute relating to Section 16.0 be resolved in accordance with this Section. The executives considering any dispute pursuant to this Section
      18.2 shall be (a) with respect to Customer, (1) [***]* and (2) [***]* and
      (b) with respect to Service Provider, [***]*. Unless such executives of the Parties otherwise agree, either Party may pursue its rights and remedies under Section 18.3 after the occurrence of such meeting or telephone conversation or the passage of [***]* after the receipt of a Dispute Notice from either Party (as confirmed by the Party that sent such Dispute Notice).

18.3  Mediation: If the Parties are unable to resolve a dispute pursuant to
      Section 18.1 or Section 18.2, then either Party may refer the dispute to non-binding mediation before a mediator reasonably acceptable to both sides; provided, however, it is not mandatory that a dispute relating to
      Section 16.0 be resolved in accordance with this Section. Unless the Parties otherwise agree, either Party may pursue its rights and remedies under Section 18.4 if any dispute subject to mediation in accordance with this Section 18.3 is not resolved after the passage of [***]* after the receipt of a Dispute Notice from either Party (as confirmed by the Party that sent such Dispute Notice).

18.4  Arbitration: Any dispute not resolved pursuant to Section 18.1, Section
      18.2 or Section 18.3 shall be finally and exclusively resolved through binding arbitration; provided, however, it is not mandatory that a dispute relating solely to Section 16.0 be resolved in accordance with this
      Section 18.4. Unless otherwise agreed by the Parties, a dispute submitted to binding arbitration pursuant to this Section 18.4 shall be resolved using the following procedure:

      (a) the arbitration shall be conducted in accordance with [***]* and judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof;

      (b) the arbitration shall be conducted in [***]*;

      (c) the arbitrator shall have a background in, and knowledge of, the information technology services industry and shall be an appropriate person based on the nature of the dispute;

      (d) each Party shall appoint [***]* perform the arbitration and resolve the dispute; and

      (e) [***]*

18.5 Equitable Relief: Notwithstanding anything to the contrary in this Agreement, but subject to the provisions of Section 22.6 and Section 22.7, either Party may, without inconsistency with this Agreement, seek from a court any interim or provisional relief that may be necessary to protect the rights or property of that Party pending the resolution of the claim.

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                                       35

19.0  INDEMNITIES:

19.1  Indemnification for Infringement by Service Provider:

      19.1.1 Except for Customer's responsibilities under Section 19.3, Service Provider agrees to indemnify, defend and hold Customer harmless from and against any and all Losses incurred by Customer arising from any third party claim of United States, trade secret, copyright or patent infringement asserted against Customer and caused by Customer's use of the Service Provider Proprietary Software, Service Provider Tools or the New Intellectual Property. Service Provider shall have no liability for any claim of infringement that results from or relates to (a) any modification or enhancement to the Service Provider Proprietary Software, Service Provider Tools or the New Intellectual Property by Customer or any third party by or through Customer unless such modification or enhancement was specifically directed by or specifically approved by Service Provider, (b) any failure by Customer to implement or install the Service Provider Proprietary Software, Service Provider Tools or the New Intellectual Property as directed by Service Provider, or
               (c) the combination, operation or use of the Service Provider Proprietary Software, Service Provider Tools or New Intellectual Property with any other Software, Machines, materials, items, services or resources that the Service Provider Proprietary Software, Service Provider Tools or New Intellectual Property were not designed or intended to be used in combination with (unless such combination, operation or use was specifically directed by or specifically approved by Service Provider), if such actual or alleged infringement would not have arisen absent such combination, operation or use. Service Provider shall also pass through to Customer all warranties that Service Provider is entitled to pass through in respect of Service Provider Third Party Software.

      19.1.2 During the Term, in the event the Service Provider Software, the Service Provider Tools or the New Intellectual Property, in Service Provider's opinion, are likely to or do become the subject of a claim of infringement, Service Provider shall, as applicable and as agreed by the Parties, (a) modify, to the extent allowed, the Service Provider Software, the Service Provider Tools or the New Intellectual Property to be non-infringing and/or (b) obtain for Customer a license to continue using Service Provider Software, the Service Provider Tools or the New Intellectual Property. Notwithstanding the foregoing, but during the Term, in the event Service Provider is unable to effectuate the solutions referred to in clauses (a) and
               (b) of this Section 19.1.2 in a commercially reasonable manner, and Customer and Service Provider, after input from and discussion with Customer, are unable to agree on a commercially reasonable workaround, then Service Provider shall have the right at its sole option, and upon notice to Customer, to terminate any Customer Services that Service Provider cannot reasonably perform without using the Service Provider Software, the Service Provider Tools or the New Intellectual Property that Service Provider has determined is or is likely to be the subject of a claim of infringement. In the event any Customer Service is terminated pursuant to this Section 19.1.2, (1) the license granted pursuant to this Agreement with respect to the Service Provider Software, the Service Provider Tools or the New Intellectual Property that Service Provider has determined is or is likely to be the subject of a claim of infringement shall terminate, (2) Customer shall return such Service Provider Software, the Service Provider Tools or New Intellectual Property to Service Provider and (3) Service Provider shall refund to Customer a pro rata portion of the fee paid to Service Provider hereunder for such Service Provider Software, the Service Provider Tools or New Intellectual Property based on a straight line depreciation over a five-year term beginning on the delivery of such Service Provider Software, the Service Provider Tools or New Intellectual Property to Customer. In addition, in connection with any termination of Customer Services pursuant to this Section 19.1.2, (i) the Parties shall use Change Control Management to assess the overall impact on the Parties' respective obligations under this Agreement resulting from such termination, (ii) Service Provider shall provide Termination Assistance Services pursuant to Section 3.5 with respect to such Customer Services and to the extent such Termination Assistance Services can be provided without infringement (iii) Service Provider shall cooperate with (A) Customer, if Customer shall perform such terminated Customer Service, or (B) any new provider of such terminated Customer Service that executes a confidentiality agreement in the form attached hereto as Schedule M.

19.2 Other Indemnification By Service Provider: Service Provider agrees to indemnify, defend and hold Customer and Customer Representatives harmless, from and against any and all Losses solely to the extent arising from any third party claim (a) for bodily injuries to, including fatal injury or disease to, Service Provider employees, (b) for damage to tangible real or personal property of Service Provider and Service Provider employees arising from or in connection with this Agreement, (c) for any products or services provided by Service Provider to third parties,

      (d) for any breach or default by Service Provider in the performance of Service Provider's obligations under agreements with third parties, (e) for any interest and penalties resulting from a breach by Service Provider of [***]* and (f) resulting from the acts or omissions of Service Provider in fulfilling its obligations under this Agreement.

19.3 Indemnification By Customer: Customer agrees to indemnify, defend and hold Service Provider and Service Provider Representatives harmless, from and against any and all Losses solely to the extent arising from any third party claim (a) for bodily injuries to, including fatal injury or disease to, Customer Associates, (b) for damage to tangible real or personal property of Customer and Customer Associates arising from or in connection with this Agreement, (c) of United States trade secret, copyright or patent infringement asserted against Service Provider caused by Service Provider's Use of the Customer Proprietary Software (excluding any modifications or derivative works or New Intellectual Property developed by Service Provider under this Agreement, except to the extent based on specific specifications or resources provided by or specifically directed by Customer or Customer Representatives), the Customer Machines and any other resources or items provided to Service Provider or Service Provider Representatives by Customer or Customer Representatives, (d) for any amounts, including taxes, interest and penalties resulting from a breach by Customer of [***]*, (e) for any products or services provided by Customer or Customer Representatives to third parties, (f) any breach or default by Customer in the performance of Customer's obligations under agreements with third parties and (g) resulting from the acts or omissions of Customer in fulfilling its obligations under this Agreement.

19.4 Indemnification Procedures: Subject to the provisions of Section 19.5, below, if any third party claim is commenced against a Party entitled to indemnification under Section 19.1, Section 19.2 or Section 19.3 (the "Indemnified Party"), notice thereof shall be given to the Party that is obligated to provide indemnification (the "Indemnifying Party") as promptly as practicable. If, after such notice, the Indemnifying Party shall acknowledge that this Section applies with respect to such claim, then the Indemnifying Party shall be entitled, if it so elects, in a notice promptly delivered to the Indemnified Party, to immediately take control of the defense and investigation of such claim and to employ and engage attorneys reasonably acceptable to the Indemnified Party to handle and defend the same, at the Indemnifying Party's sole cost and expense. The Indemnified Party shall cooperate, at the cost of the Indemnifying Party, in all reasonable respects with the Indemnifying Party and its attorneys in the investigation, trial and defense of such claim and any appeal arising therefrom; provided, however, that the Indemnified Party may, at its own cost and expense, participate, through its attorneys or otherwise, in such investigation, trial and defense of such claim and any appeal arising therefrom. No settlement of a claim pursuant to this Section that involves a remedy other than the payment of money by the Indemnifying Party shall be entered into without the consent of the Indemnified Party. After notice by the Indemnifying Party to the Indemnified Party of its election to assume full control of the defense of any such claim, the Indemnifying Party shall not be liable to the Indemnified Party for any legal expenses incurred thereafter by such Indemnified Party in connection with the defense of that claim. If the Indemnifying Party does not assume full control over the defense of a claim subject to such defense as provided in this Section, the Indemnifying Party may participate in such defense, at its sole cost and expense, and the Indemnified Party shall have the right to defend the claim in such manner as it may deem appropriate, at the cost and expense of the Indemnifying Party.

19.5 Subrogation: With respect to any claim for which a Party is entitled to indemnification from the other Party pursuant to Section 19.1, Section
      19.2 or Section 19.3 (such Parties being the Indemnified Party and the Indemnifying Party, as set forth in Section 19.4), the Indemnified Party shall only be entitled to seek, or actually seek, indemnification from the Indemnified Party if, prior to seeking such indemnification, the Indemnified Party agrees that the Indemnifying Party shall be subrogated to the rights of the Indemnified Party with respect to the claims and defenses to which such indemnification relates.

19.6  Exclusive Remedy: THE INDEMNIFICATION RIGHTS OF EACH PARTY PURSUANT TO
      SECTION 19.1, SECTION 19.2 AND SECTION 19.3, INCLUDING INDEMNIFICATION WITH RESPECT TO ANY INFRINGEMENT OR CLAIMS OF INFRINGEMENT, SHALL BE THE SOLE AND EXCLUSIVE REMEDY OF SUCH INDEMNIFIED PARTY WITH RESPECT TO THE CLAIMS TO WHICH SUCH INDEMNIFICATION RELATES.

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20.0  DAMAGES:

20.1  Direct Damages:

      20.1.1 Assertion of Claims. ALL CLAIMS AND ACTIONS BETWEEN THE PARTIES RELATING TO, DIRECTLY OR INDIRECTLY, OR ARISING FROM THIS AGREEMENT (INCLUDING THE CUSTOMER SERVICES), HOWEVER CAUSED, REGARDLESS OF THE FORM OF ACTION AND ON ANY THEORY OF LIABILITY, INCLUDING CONTRACT, STRICT LIABILITY, NEGLIGENCE OR OTHER TORT, SHALL BE BROUGHT UNDER THIS AGREEMENT AND SHALL BE SUBJECT TO THE TERMS OF THIS AGREEMENT.

      20.1.2 Aggregate Limitation of Liability. EXCEPT AS SET FORTH IN SECTION 20.3.1, SECTION 20.3.2 AND SECTION 20.3.3, THE ENTIRE LIABILITY OF A PARTY TO THE OTHER, IN EACH CASE ARISING FROM OR IN CONNECTION WITH THIS AGREEMENT, HOWEVER CAUSED, REGARDLESS OF THE FORM OF ACTION AND ON ANY THEORY OF LIABILITY, INCLUDING CONTRACT, STRICT LIABILITY, NEGLIGENCE OR OTHER TORT, SHALL BE LIMITED TO DIRECT DAMAGES NOT TO EXCEED, IN THE AGGREGATE FOR ALL CLAIMS AND ACTIONS AGAINST A PARTY, [***]* (WITH RESPECT TO EACH PARTY AND SUBJECT TO INCREASE PURSUANT TO THE NEXT SENTENCE, A PARTY'S "DIRECT DAMAGES CAP"). FOR EACH RENEWAL PERIOD, BUT ONLY IN THE EVENT A PARTY'S DIRECT DAMAGES CAP HAS BEEN REDUCED BY A CLAIM, SUCH PARTY'S DIRECT DAMAGES CAP SHALL BE [***]*; PROVIDED, HOWEVER, IN NO EVENT SHALL A PARTY'S DIRECT DAMAGES CAP EXCEED THE AMOUNT [***]*

      20.1.3 Claim Minimums. NOTWITHSTANDING SECTION 20.1.1, SECTION 20.1.2 OR ANY OTHER PROVISION OF THIS AGREEMENT, NEITHER PARTY SHALL BE LIABLE FOR OR SEEK RECOVERY FOR ANY DAMAGES FROM THE OTHER PARTY, ARISING FROM OR IN CONNECTION WITH ANY PARTICULAR CLAIM UNDER THIS AGREEMENT, TO THE EXTENT SUCH DAMAGES ARE LESS THAN [***]*; PROVIDED, THAT ONCE THE AMOUNT OF ALL SUCH CLAIMS OF ANY PARTY EXCEEDS [***]* IN ANY CALENDAR YEAR, THEN SUCH PARTY MAY SEEK RECOVERY FOR DAMAGES IN ACCORDANCE WITH THIS AGREEMENT AND THE OTHER PARTY SHALL BE LIABLE THEREFOR. THE PARTIES SHALL USE CHANGE CONTROL MANAGEMENT TO ADDRESS THE UNDERLYING CAUSES, IN THE EVENT (1) A SINGLE CLAIM FOR SUCH DAMAGES IS EQUAL TO OR GREATER THAN [***]* OR (2) THE AGGREGATE AMOUNT OF ALL CLAIMS FOR SUCH DAMAGES IS EQUAL TO OR GREATER THAN [***]* DURING ANY CALENDAR YEAR. IN CONNECTION WITH THE USE OF CHANGE CONTROL MANAGEMENT IN ACCORDANCE WITH THIS SECTION 20.1.3, THE PARTIES SHALL DISCUSS THE UNDERLYING CAUSES OF SUCH CLAIMS AND CONSIDER ANY APPROPRIATE MEASURES THAT CAN BE TAKEN TO MINIMIZE FUTURE CLAIMS.

20.2  Exclusion of Consequential Damages: EXCEPT AS SET FORTH IN SECTION 20.3.1,
      SECTION 20.3.2 AND SECTION 20.3.3, IN NO EVENT SHALL EITHER PARTY HAVE ANY LIABILITY, REGARDLESS OF THE FORM OF ACTION AND ON ANY THEORY OF LIABILITY, INCLUDING CONTRACT, STRICT LIABILITY, NEGLIGENCE OR OTHER TORT, FOR ANY LOSS OF INTEREST, PROFIT OR REVENUE BY THE OTHER PARTY OR FOR ANY CONSEQUENTIAL, INDIRECT, INCIDENTAL, SPECIAL, PUNITIVE OR EXEMPLARY DAMAGES SUFFERED BY THE OTHER PARTY, ARISING FROM OR RELATED TO THIS AGREEMENT, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH LOSSES OR DAMAGES.

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                                       38
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20.3  Exclusions to Limitations:

      20.3.1 Uncapped Claims: THE LIMITATIONS AND EXCLUSIONS OF LIABILITY SET FORTH IN SECTION 20.1.2 AND SECTION 20.2 ARE NOT APPLICABLE TO THIRD PARTY CLAIMS TO THE EXTENT A PARTY IS ENTITLED TO INDEMNIFICATION UNDER (A) SECTIONS 19.1 AND SECTION 19.2, BUT, WITH RESPECT TO 19.2(F), ONLY TO THE EXTENT ARISING FROM SERVICE PROVIDER'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, AND (B)
               SECTION 19.3, BUT, WITH RESPECT TO 19.3(G), ONLY TO THE EXTENT ARISING FROM CUSTOMER'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

      20.3.2 Certain Third Party Claims Subject to Double Cap: TO THE EXTENT A PARTY IS ENTITLED TO INDEMNIFICATION FOR A THIRD PARTY CLAIM UNDER SECTION 19.2(F) OR 19.3(G) NOT COVERED BY SECTION 20.3.1 [***]*.

      20.3.3 Claims of [***]*: NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS AGREEMENT, TO THE EXTENT CUSTOMER IS ENTITLED TO INDEMNIFICATION UNDER THIS AGREEMENT RELATING TO A THIRD PARTY CLAIM BY [***]*, THE LIMITATIONS AND EXCLUSIONS SET FORTH IN
               SECTION 20.1.2 AND SECTION 20.2 SHALL NOT APPLY, BUT CUSTOMER SHALL ONLY BE ENTITLED TO RECOVER, IN THE AGGREGATE, DIRECT DAMAGES AND CONSEQUENTIAL DAMAGES UP TO [***]*.

      20.3.4 NOTWITHSTANDING ANYTHING IN THIS AGREEMENT TO THE CONTRARY, IN NO EVENT SHALL ONE PARTY BE LIABLE TO THE OTHER PARTY FOR ANY DAMAGES IF, AND TO THE EXTENT, CAUSED BY THE FIRST PARTY'S FAILURE TO PERFORM ITS RESPONSIBILITIES, AS SET FORTH IN THIS AGREEMENT. SUBJECT TO SECTION 20.3.1, SECTION 20.3.2 AND SECTION 20.3.3, THE LIMITATIONS, IF ANY, AND EXCLUSIONS, IF ANY, SET FORTH IN THIS AGREEMENT APPLY TO EACH PARTY AND ITS REPRESENTATIVES AND REPRESENT THE MAXIMUM, IF ANY, AGGREGATE AMOUNT FOR WHICH EACH PARTY AND ITS REPRESENTATIVES ARE COLLECTIVELY RESPONSIBLE, AND ALL REFERENCES IN THIS SECTION 20.0 SHALL INCLUDE SUCH PARTY'S REPRESENTATIVES.

      20.3.5 Except as set forth in Section 15.4, in no event shall Service Provider or Service Provider Representatives be responsible or liable for (a) any corruption, damage, loss or mistransmission of data, (b) the security of data during transmission via public telecommunications facilities or (c) the content of any data provided by Customer or Customer Representatives.

20.4 Acknowledgment: Service Provider and Customer each acknowledge that the limitations and exclusions set forth in this Agreement have been the subject of active and complete negotiations between the Parties and represent the Parties' agreement based upon the level of risk to Service Provider and Customer associated with their respective obligations under this Agreement and the payments made to Service Provider pursuant to this Agreement.

21.0  INSURANCE AND FINANCIAL ABILITY:

21.1 Service Provider Insurance: Service Provider shall at its own expense secure and maintain throughout the Term, the following insurance with companies satisfactory and acceptable to Customer acting reasonably and shall furnish to Customer certificates evidencing such insurance on or prior to the first Process Effective Date and naming Customer as an additional insured on the policies. Said certificates shall contain a provision whereby the policy and/or policies shall not be canceled or altered without at least 30 days prior notice to Customer. The insurance coverages and limits required to be maintained by Service Provider shall be primary to insurance coverage, if any, maintained by Customer.

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                                       39

      (a) Worker's Compensation Insurance which shall fully comply with the statutory requirements of all applicable state and federal laws and Employers' Liability Insurance which limit shall be [***]* per accident for Bodily Injury and [***]* per employee/aggregate for disease. Service Provider and its underwriter shall waive subrogation against Customer.

      (b) Commercial General Liability Insurance with a minimum combined single limit of liability of [***]* per occurrence per location and [***]* aggregate for bodily injury and/or death and/or property damage and/or personal injury. This shall include products/completed operations coverage and shall also include Broad Form Contractual coverage specifically for this Agreement.

      (c) Business Automobile Liability Insurance covering all owned, hired and non-owned vehicles and equipment used by Service Provider with a minimum combined single limit of liability of [***]* for injury and/or death and/or property damage.

      (d) Excess coverage with respect to the coverages referred to in clauses
          (a), (b) and (c) of this Section 21.1 with a minimum combined single limit of [***]* per occurrence. Notwithstanding the foregoing, Service Provider and Customer shall mutually agree on the type and amount of insurance coverage during the Adjustment Period.

      (e) Service Provider shall be responsible for Losses to Customer property and property of Customer's customers, directly or indirectly, and shall maintain Fidelity Bond coverage for the dishonest acts of its employees(1) in a minimum amount of [***]* during years one through three of the Term and (2) in a minimum amount of [***]* during years four through the remainder of the Term. Customer shall be named as "Loss Payee, As Their Interest May Appear," on such Fidelity Bond. Notwithstanding the foregoing, Service Provider and Customer shall mutually agree on the type and amount of insurance coverage during the Adjustment Period.

      (f) Errors and Omissions insurance covering Losses due to errors and omission of the Project Staff (1) in a minimum amount of [***]* in aggregate during years one through three of the Term and (2) in a minimum amount of [***]* in aggregate during years four through the remainder of the Term. Notwithstanding the foregoing, Service Provider and Customer shall mutually agree on the type and amount of insurance coverage during the Adjustment Period.

21.2 Financial Ability: Customer shall provide Service Provider access to a copy of the Annual Report provided to its stockholders [***]*.

21.3 Insurance Documentation: To the extent Service Provider obtains or maintains third party insurance pursuant to Section 21.1, Service Provider shall, furnish to Customer certificates of insurance or other appropriate documentation (including evidence of renewal of insurance) evidencing all coverages referenced in Section 21.1.

22.0  MISCELLANEOUS PROVISIONS:

22.1 Notices: Except as otherwise specified in this Agreement, all notices, requests, consents, approvals, agreements, authorizations, acknowledgements, waivers, proposals, amendments and other communications required or permitted under this Agreement shall be in writing and shall be deemed given when sent by facsimile to the facsimile numbers specified below and receipt is verified, or delivered by hand to the addresses specified below. A copy of any such notice sent by facsimile shall also be sent by express air mail on the date such notice is transmitted by facsimile to the addresses specified below. Either Party may change its address or facsimile number for notification purposes by giving the other Party 10 days' notice of the new address or facsimile number and the date upon which it shall become effective.

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                                       40

      Address for Notices: Service Provider      Address for Notices: Customer

      Exult, Inc.                                Bank of America Procurement
      401 North Tryon Street                     Services
      Charlotte, North Carolina  28255           _______________________________
      [***]*                                     _______________________________
      Telephone:_________________________        ATTN: _________________________
      Facsimile:_________________________        Agreement No.: 23191-001-001
                                                 Telephone:_____________________
                                                 Facsimile:_____________________

      With a copy to:                            With a copy to:
      Exult, Inc.                                [CUSTOMER CLIENT EXECUTIVE]
      4 Park Plaza, Suite 1000                   _______________________________
      Irvine, California  92614                  _______________________________
      [***]*                                     _______________________________
      [***]*                                     ATTN: _________________________
      [***]*                                     Telephone:_____________________
                                                 Facsimile:_____________________

22.2 Assignment and Third Party Beneficiaries: Neither Party may, without the consent of the other, assign this Agreement or any of its rights under this Agreement, in whole or in part, and may not delegate its obligations under this Agreement. Any such purported assignment or delegation in contravention of this Section shall be null and void. [***]* (c) assign its right to receive Fees under this Agreement as security or collateral for its obligations or the obligations of its affiliates and provide Customer with notice thereof. Each Party intends that this Agreement shall not benefit, or create any right or cause of action in or on behalf of, any person or entity other than the Parties.

22.3 Relationship: The Parties intend to create an independent contractor relationship and nothing contained in this Agreement shall be construed to make either Customer or Service Provider (or their respective Representatives) partners, joint venturers, principals, Representatives or employees of the other. No officer, director, employee or Service Provider Representative retained by Service Provider to perform work on Customer's behalf under this Agreement shall be deemed to be an employee of Customer or a Customer Representative. Neither Party shall have any right, power or authority, express or implied, to bind the other. Service Provider shall have the sole right to supervise, manage, contract, direct, procure, perform or cause to be performed, all work to be performed by Service Provider under this Agreement.

22.4 Severability and Waivers: If any provision of this Agreement is held by a court of competent jurisdiction to be contrary to Law, then the remaining provisions of this Agreement, if capable of substantial performance, shall remain in full force and effect. No delay or omission by either Party to exercise any right or power it has under this Agreement shall impair or be construed as a waiver of such right or power. A waiver by any Party of any breach or covenant shall not be construed to be a waiver of any succeeding breach or any other covenant. All waivers must be signed by the Party waiving its rights.

22.5  Survival: The terms of Section 3.4, Section 3.5, Section 3.6, Section 4.7,
      Section 5.1 through Section 5.5, Section 5.7 through Section 5.9, Section 5.12, Section 11.3, Section 12.0, Section 13.2, Section 16.0, Section 17.0, Section 18.0, Section 19.0, Section 20.0, Section 22.6, Section 22.7, Section 22.9 and Section 22.13, and such other provisions that by their nature are necessary, shall survive the expiration or termination of this Agreement.

22.6 Governing Law: This Agreement and the rights and obligations of the Parties under this Agreement shall be governed by and construed in accordance with the Laws of California, without giving effect to the principles thereof relating to the conflicts of Laws.

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                                       41
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22.7  Sole and Exclusive Venue: Subject to the provisions of Section 16.0 and
      Section 18.0, each Party irrevocably agrees that any legal action, suit or proceeding brought by it in any way arising out of this Agreement must be brought solely and exclusively in United States District Court for the Central District of California or in the state courts of the State of California and irrevocably accepts and submits to the sole and exclusive jurisdiction of each of the aforesaid courts in personam, generally and unconditionally with respect to any action, suit or proceeding brought by it or against it by the other Party; provided, however, that this Section shall not prevent a Party against whom any legal action, suit or proceeding is brought by the other Party from seeking to remove such legal action, suit or proceeding, pursuant to applicable federal law, to the district court of the United States of America for the district and division embracing the place where the action is pending in the state courts of California, and in the event an action is so removed each Party irrevocably accepts and submits to the jurisdiction of the aforesaid district court. Each Party hereto further irrevocably consents to the service of process from any of the aforesaid courts by mailing copies thereof by registered or certified mail, postage prepaid, to such Party at its address designated pursuant to Section 22.1 of this Agreement, with such service of process to become effective 30 days after receipt of such mailing.

22.8 Force Majeure: If and to the extent that a Party's performance of any of its obligations pursuant to this Agreement is prevented, hindered or delayed by fire, flood, earthquake, elements of nature or acts of God, acts of war, terrorism, riots, civil disorders, rebellions, action or inaction of any governmental entity, revolutions, strikes, labor disputes, any acts or omissions by a third party, any third party products or any other cause beyond the reasonable control and without negligence of such Party, including material failures or fluctuations in electrical power, heat, light, air conditioning, telecommunications equipment, data processing systems, or ACH or other systems maintained by third parties or Governmental Authorities and utilized in the performance of the Customer Services, (each, a "Force Majeure Event"), then the non-performing, hindered or delayed Party shall be excused for such non-performance, hindrance or delay, as applicable, of those obligations affected by the Force Majeure Event for as long as such Force Majeure Event continues and such Party continues to use commercially reasonable efforts to recommence performance whenever and to whatever extent possible without delay, including through the use of alternate sources, workaround plans or other means. Upon the occurrence of a Force Majeure Event, each Party shall comply with its obligations under the Existing DRPs or any New DRPs, as applicable. The Party whose performance is prevented, hindered or delayed by a Force Majeure Event shall immediately notify the other Party of the occurrence of the Force Majeure Event and describe in reasonable detail the nature of the Force Majeure Event and discuss with the other Party the availability and feasibility of alternate sources, workaround plans and other means of restoring the affected Customer Services. If any Force Majeure Event prevents, hinders or delays performance of the Customer Services (even after resorting to the Existing DRPs or New DRPs, as applicable) for more than [***]*, Customer may procure such Customer Services from an alternate source agreed upon by the Parties, and, commencing on the [***]* after the commencement of a Force Majeure Event, Service Provider shall reimburse Customer for the costs and expenses incurred by Customer in procuring such alternate services, to the extent that those costs and expenses exceed the Fees for such Customer Services. If after [***]* after the commencement of a Force Majeure Event, Service Provider is not able to perform the Customer Services in accordance with this Agreement (including performance of its obligations under Section 7.1) without material increased cost to Customer, then Customer may terminate the affected Process for cause and the Parties shall use Change Control Management to address the impact of such termination on the other Customer Services and the Fees covered under this Agreement.

22.9 Nonperformance: In the event either Party's performance of its obligations under this Agreement requires or is contingent upon the other Party's performance of an obligation under this Agreement, and such other Party, after receiving notice that it has not performed such obligation, delays or withholds such performance beyond the agreed-upon time period (or beyond [***]*, if a time period is not specified), the time for the performance of the notifying Party's obligations shall be extended for the period of such delay in, or withholding of, performance.

22.10 Environmental Initiative: Service Provider acknowledges that Customer encourages each vendor with which it enters into an agreement for the provision of goods or services to use, consistent with the efficient performance of such agreements, recycled paper goods and to implement and adhere to other environmentally beneficial policies and practices.


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22.11 Minority Business Development Initiative:

      22.11.1 Service Provider recognizes Customer's Business Development Initiative supporting Minority-Owned Business Enterprises and Women-Owned Business Enterprises and is committed to participation of Minority-Owned Business Enterprises and Women-Owned Business Enterprises in its procurement and professional services programs.

      22.11.2 To qualify as a Minority-Owned Business Enterprise or a Woman-Owned Business Enterprise under this Agreement, such business enterprise must be certified by an agency acceptable to Customer.

      22.11.3 Service Provider is not a Minority-Owned Business Enterprise or a Woman-Owned Business Enterprise. Within 90 days after the Agreement Date, the Parties shall meet to discuss a plan pursuant to which the Parties will work together to enable Service Provider to contribute to Customer's Minority Development Initiative in accordance with this Section 22.11.

      22.11.4 As part of the plan referred to in Section 22.11.3, as mutually agreed by the Parties, Service Provider shall either (a) use Minority-Owned Business Enterprises in connection with its provisions of the Customer Services in an amount to be mutually agreed upon by the Parties; (b) use Women-Owned Business Enterprises in connection with its provision of the Customer Services in an amount to be mutually agreed upon by the Parties; or (c) undertake such other activities as mutually agreed by the Parties that will enable Service Provider to contribute to Customer's Minority Development Initiative.

22.12 Right to Provide Customer Services: Except as provided in Section 4.1.3 and Section 4.3.2, each Party recognizes that Service Provider personnel providing services to Customer under this Agreement, including the Project Staff, may perform similar services for others, and this Agreement shall not prevent Service Provider from using such personnel and any equipment used to provide Customer Services to Customer under this Agreement for such purposes.

22.13 Right to Subcontract:

      22.13.1 Each Party recognizes that Service Provider may subcontract, in its sole discretion, any of its obligations or responsibilities under this Agreement; provided, however, with respect to any subcontract (other than the Assigned Agreements) that [***]*, Service Provider shall obtain Customer's consent prior to subcontracting such Customer Services. Notwithstanding the immediately preceding sentence and except for the Subcontractors already being used by Service Provider as of the Agreement Date, Service Provider shall not permit any Subcontractor of Service Provider to perform any Customer Services unless and until Service Provider has entered into a subcontract with such Subcontractor containing provisions at least as favorable to Customer as those in this Agreement with respect to security, transitional assistance services, Confidential Information, Customer Data, intellectual property and other proprietary rights, and audit/inspection rights.

      22.13.2 Unless and to the extent otherwise agreed by the Parties, Service Provider shall be responsible for any failure by any Subcontractor of Service Provider or personnel of such Subcontractor to perform Customer Services in accordance with this Agreement or to comply with any duties or obligations imposed on Service Provider under this Agreement to the same extent as if such failure to perform or comply was committed by Service Provider.

      22.13.3 Service Provider shall comply with and shall cause all Service Provider Representatives to comply with all personnel, facility, safety and security rules and regulations and other reasonable instructions of Customer of which Service Provider has been given notice by Customer, when performing work at a Customer Service Location, and shall perform the Customer Services at the Customer Service Locations in such a manner as to avoid endangering the safety, or materially interfering with the convenience of, Customer, Customer Representatives and their respective customers.

------------------
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                                       43

      22.13.4 Customer shall provide Service Provider with copies of such applicable safety and security rules and regulations as such safety and security rules and regulations are revised. Service Provider understands that Customer operates under various Laws that are unique to the security-sensitive banking industry. As such, persons engaged by Service Provider to provide Customer Services under this Agreement are held to a higher standard of conduct and scrutiny than in other industries or business enterprises. Service Provider understands and acknowledges that the Service Provider Representatives shall possess appropriate character, disposition and honesty conducive to the environment where Services are provided under this Agreement. Service Provider shall, to the extent permitted by Law, exercise reasonable and prudent efforts to comply with the security provisions of this Agreement.

22.14 Further Assurances: Each of the Parties acknowledges and agrees that, subsequent to the execution and delivery of this Agreement and without any additional consideration, each of the Parties shall execute and deliver any further legal instruments and perform any actions which are or may become necessary to effectuate the purposes of this Agreement.

22.15 Solicitation: Except as otherwise provided in Section 2.8 of Schedule T and in Schedule J, during the Term and for [***]* after the expiration or termination of this Agreement, neither Party shall directly solicit any employees of the other Party without such Party's consent; this shall not preclude the indirect solicitation of employees through general advertisements or recruiting efforts intended for the general public.

22.16 Negotiated Terms: The Parties agree that the terms and conditions of this Agreement are the result of negotiations between the Parties and that this Agreement shall not be construed in favor of or against any Party by reason of the extent to which any Party or its professional advisors participated in the preparation of this Agreement.

22.17 Consents, Approvals and Requests: Except as specifically set forth in this Agreement, all consents, approvals, notices, requests and similar actions to be given by either Party under this Agreement shall not be unreasonably withheld or delayed and each party shall make only reasonable requests under this Agreement.

22.18 Entire Agreement; Amendments; Counterparts: This Agreement represents the entire agreement between the Parties with respect to their subject matter, and there are no other representations, understandings or agreements between the Parties relative to such subject matter. No amendment to, or change, waiver or discharge of, any provision of this Agreement shall be valid unless signed by an authorized representative of each of the Parties. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one single agreement between the Parties.

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                                       44

PROPRIETARY AND CONFIDENTIAL                               BANK OF AMERICA/EXULT
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                               SERVICES AGREEMENT

                                   SCHEDULE A

                             DESCRIPTION OF SERVICES

                                      FINAL

PROPRIETARY AND CONFIDENTIAL                               BANK OF AMERICA/EXULT
--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

1 INTRODUCTION.............................................................1

2 HUMAN RESOURCES SERVICES.................................................2

  2.1 TOTAL COMPENSATION...................................................2
      2.1.1  Benefits......................................................2
      2.1.2  Payroll.......................................................2

  2.2 CUSTOMER ASSOCIATE DATA MANAGEMENT...................................2
      2.2.1  Customer Associate Data and Records Management................2
      2.2.2  Information Technology and Information Services ("IT")........3

  2.3 ORGANIZATION AND PEOPLE DEVELOPMENT..................................3
      2.3.1 Policy and Legal Compliance....................................3

3 FINANCE AND ACCOUNTING SERVICES..........................................3

  3.1 TRANSACTION PROCESSING...............................................3
      3.1.1  Accounts Payable ("AP").......................................3
      3.1.2  Travel and Expense (T&E) Claim Processing.....................4
      3.1.3  Asset Management Services.....................................4


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                                   SCHEDULE A

                             DESCRIPTION OF SERVICES

1   INTRODUCTION

    This Schedule describes certain duties, obligations and responsibilities of Service Provider and of Customer in performing the Services.

    Except where specifically set out in the Transition Plan, from the applicable Process Effective Date, Service Provider shall provide each Process included in the Services, (defined as Benefits, Payroll, Customer Associate Data and Records Management, Information Technology and Information Services, Policy and Legal Compliance, Accounts Payable, Travel and Expense Claim Processing and Asset Management Services) [***]*.

    1.1 "Client Service Centers" or "CSC" - as used in the Schedules, Client Service Centers means Service Providers locations from which Customer Services are provided.

    1.2 "Customer IT Domain" - shall mean the data processing infrastructure, servers, data communications equipment, local area networks, desktop equipment and support, common office environment, and wide area network facilities (including the link between the Service Provider IT Domain and the Customer IT Domain) operated and maintained by Customer and/or operated and maintained by third parties under third party contracts managed by Customer.

    1.3 "Service Provider IT Domain" - shall mean the CSC infrastructure, data processing infrastructure, servers, data communications equipment, local area networks, desktop equipment and support, common office environment, and wide area network facilities, operated and maintained by Service Provider and/or operated and maintained by Service Provider Subcontractors.

    Service Provider shall assume responsibility for each of the Processes set out in this Schedule on the applicable Process Effective Date. The following legend applies for all tables in this Schedule A.

                                  Table Legend

                         X    Performs Responsibility

                         A           Approves


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                                       1


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--------------------------------------------------------------------------------

2   HUMAN RESOURCES SERVICES

    Service Provider and Customer will perform the Human Resources (HR) services as described in this Section 2.

    2.1 TOTAL COMPENSATION

        2.1.1 Benefits

              Benefits include [***]* and [***]* to Customer Associates. The function determines the appropriate competitive level and mix of benefits for Customer, including [***]*.

              [***]*

              [***]*

        2.1.2 Payroll

              Payroll processes include the collection of time and attendance data, management of Customer Associate earning and deductions, calculation of gross and net pay, processing Customer Associate payments, and responding to and resolving Customer Associate payroll issues and inquiries. Additionally, the payroll function will compute and file payroll related taxes, manage mandated deductions and perform the accounting transactions necessary to accumulate labor expenses at the detailed level including all general ledger interfaces.

              [***]*

              [***]*

    2.2 CUSTOMER ASSOCIATE DATA MANAGEMENT

        2.2.1 Customer Associate Data and Records Management

              Customer Associate Data and Records Management responsibilities include all activities necessary to capture, track, modify and report Customer Associate related electronic and physical data. Customer Associate Data includes data on active Customer Associates, inactive Customer Associates such as terminated, term vested, deceased, and annuitants, and appropriate non-Customer Associate populations.

              [***]*

              [***]*



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PROPRIETARY AND CONFIDENTIAL                               BANK OF AMERICA/EXULT
--------------------------------------------------------------------------------

        2.2.2 Information Technology and Information Services (IT)

              IT refers to the information technology environment within which the Processes operate. This section specifically refers to the hardware, software, and networks that enable the Processes addressed elsewhere within this document.

                  [***]*

                  [***]*

    2.3 ORGANIZATION AND PEOPLE DEVELOPMENT

        2.3.1 Policy and Legal Compliance

              Policy and Legal Compliance is the management of Customer's legal requirements and internal business policies across all HR processes.

              [***]*

              [***]*

3   FINANCE AND ACCOUNTING SERVICES

    3.1 TRANSACTION PROCESSING

        3.1.1 Accounts Payable (AP)

              Accounts Payable responsibilities include the set of activities that must be performed to ensure that Customer's legitimate financial obligations to its suppliers and vendors are fulfilled in a timely and accurate manner.

              [***]*

              [***]*


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PROPRIETARY AND CONFIDENTIAL                               BANK OF AMERICA/EXULT
--------------------------------------------------------------------------------

        3.1.2 Travel and Expense (T&E) Claim Processing

              Travel and Expense Claim responsibilities include the set of activities that must be performed to ensure that Customer's legitimate financial obligations to reimburse its Customer Associates for business expenses incurred are fulfilled in a timely and accurate manner.

              [***]*

              [***]*

        3.1.3 Asset Management Services

              Asset management responsibilities include the set of activities that must be performed to ensure that Customer's assets are accurately reflected in the assets register and on the balance sheet, and that information regarding those assets is accurate and accessible to support decision making.

              [***]*

              [***]*



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                                       4

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PROPRIETARY AND CONFIDENTIAL                               BANK OF AMERICA/EXULT
--------------------------------------------------------------------------------


                               SERVICES AGREEMENT


                                   SCHEDULE B


                                 SERVICE LEVELS


                                      FINAL

PROPRIETARY AND CONFIDENTIAL                               BANK OF AMERICA/EXULT
--------------------------------------------------------------------------------

                                TABLE OF CONTENTS





1  INTRODUCTION.............................................................1

2  PRINCIPLES GOVERNING SERVICE LEVELS......................................1

3  PROCESS..................................................................1

4  FEES AT RISKS............................................................2




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--------------------------------------------------------------------------------

                                   SCHEDULE B

                                 SERVICE LEVELS

1   INTRODUCTION

    This Schedule describes the principles and parameters governing the Service Levels that will be measured. This Schedule also describes how such Service Levels shall be established.


    There are two types of Service Levels that shall be defined, measured and reported:

    1.1 Key Performance Indicators (KPIs) - Service Levels that must be met to avoid a significant financial or business impact to Customer; and

    1.2 Reporting Service Levels (RSLs) - These measure Service Provider's performance of the Services using a range of quantitative and qualitative Service Levels.

    The process for initially establishing these Service Levels is described in
    Section 3 of this Schedule.

2   PRINCIPLES GOVERNING SERVICE LEVELS

    2.1 Service Levels shall be used to measure Service Provider's performance of the Services set out in Schedule A of this Agreement.

    2.2 Service Levels shall be based on objective and clearly defined measurable criteria.

    2.3 A limited number of Service Levels shall be designated as KPIs as mutually agreed by the Parties.

    2.4 Service Levels are designed to measure quality and cost issues that are clearly identifiable by Customer business users.

    2.5 Service Provider's performance of the Services at the Service Levels is subject to Customer performing its obligations and responsibilities under this Agreement.

3   PROCESS

    Prior to the Agreement Date, the parties have agreed on the KPI Service Level measurements, target metrics and process weightings, as well as a representative list of RSL measurements identified below. Service Level metrics shall be determined following the Agreement Date in accordance with the process identified below.

    3.1 KPIs

        3.1.1 [***]*


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--------------------------------------------------------------------------------

        3.1.2 KPI Process Weightings

              Customer shall assign each KPI a weighting of no less than [***]* and no greater than [***]*. The total KPI process weighting for all KPI Service Levels shall equal [***]*.

        3.1.3 Key Performance Indicator Table

              [***]*

              Service Provider shall have no liability [***]* those systems, hardware or other technical infrastructure supplied or controlled by Service Provider under this Agreement.

    3.2 RSLs

        Below is a representative list of RSLs that will be adjusted and agreed between the Parties during the [***]* validation period following each Process Effective Date. After the [***]* validation period, the revised RSL measurements and metrics shall be implemented and reported on an on-going basis.

        [***]*

        3.2.1 Reporting Service Level Table

        Any requests for additional RSLs following the [***]* validation period shall be subject to Change Control Management and the Parties recognize that an appropriate equitable adjustment to the Fees may be necessary to implement such RSLs.

   3.3  ANNUAL SERVICE LEVELS REVIEW

        The steering committee (1) shall review the Service Levels annually, (2) use Change Control with respect to any Service Levels that require periodic adjustment pursuant to this Agreement or are no longer appropriate because of an increase, decrease or change to the Services, shall adjust the Service Levels and (3) with respect to all other Service Levels, may adjust the Service Levels for the subsequent contract year. In addition, either Party may, at any time upon notice to the other Party, initiate negotiations to review and, upon agreement, adjust any Service Level which such Party in good faith believes is inappropriate. [***]*

4   FEES AT RISK

    4.1 RSLs shall not be subject to Fees At Risks.

    4.2 [***]* the applicable Fees At Risks as set out in Schedule C or [***]* available as outlined in Section 7.3.1.

    4.3 Failure by Service Provider to meet the KPIs resulting from a single event shall constitute a single failure by Service Provider to meet the KPIs. If a single event causes multiple failures to meet the KPIs, Service Provider's liability [***]* for a single failure by Service Provider to meet the KPIs [***]* as outlined in Section 7.4.(b) of the Agreement.

    4.4 Applicable Fees At Risks for missed KPIs, except for Vendor Management KPIs, shall be calculated on a [***]* and [***]*. Applicable Fees At Risks for the Vendor Management KPI shall be calculated on an [***]*.

    4.5 Service Provider shall be allowed [***]* KPI within each [***]* reconciliation period.


----------------
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                                       2
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PROPRIETARY AND CONFIDENTIAL                           CUSTOMER/SERVICE PROVIDER
--------------------------------------------------------------------------------


                               SERVICES AGREEMENT

                                   SCHEDULE C

                                      FINAL

                                FEES AND CHARGES

PROPRIETARY AND CONFIDENTIAL                           CUSTOMER/SERVICE PROVIDER
--------------------------------------------------------------------------------


1.  INTRODUCTION.............................................................1

2.  DEFINITIONS..............................................................1

3.  CUSTOMER BASELINE SPEND VERIFICATION.....................................2

4.  CHARGING METHODOLOGY.....................................................3

    4.1    BASELINE CHARGES..................................................3
    4.2    ARCS/RRCS.........................................................5
    4.3    FEES AT RISK......................................................6

5.  PASS THROUGH EXPENSES AND OTHER CHARGES..................................7

    5.1    PASS THROUGH EXPENSES.............................................7

6.  INVOICING................................................................7

7.  TERMINATION..............................................................8

    7.1    TERMINATION FOR CONVENIENCE.......................................8
    7.2    TERMINATION FOR CHANGE OF CONTROL.................................8
    7.3    TERMINATION FOR CAUSE.............................................8
    7.4    OTHER TERMINATION FEES............................................8

8.  COST OF LIVING ADJUSTMENT................................................8

9.  CONTRACT MINIMUMS........................................................8

10. NON-LABOR RELATED SYSTEMS AND OTHER CHARGES..............................8

    10.1 NON-LABOR RELATED SYSTEMS AND OTHER CHARGES TO SERVICE PROVIDER.....9

11. ASSUMPTIONS..............................................................9

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1.  INTRODUCTION


This Schedule describes the methodology for determining the charges to be paid by Customer to Service Provider for the performance by Service Provider of its obligations under this Agreement as well as the associated processes for invoicing Customer for such charges. In addition, this Schedule identifies charges to be paid by Service Provider for other services provided by Customer in support of the Services.

2.  DEFINITIONS

Unless otherwise specified, any capitalized terms that are not defined in this Schedule shall have the meanings assigned to them in this Agreement. The following terms shall have the meanings set out below:

"Actual Resource Units" means the actual volumes of Services delivered with respect to a Resource Unit Category, calculated in accordance with Section
4.2.1. of this Schedule.

"Additional Resource Charge" or "ARC" means the incremental charges payable by Customer in addition to the Baseline Charges when Service Provider delivers volumes Services with respect to Resource Unit Categories that exceeds the upper limit for the applicable Baseline Volumes.

"Associates Served" means any Customer Associates(or, where appropriate, retiree or temporaryemployee) supported by Service Provider or eligible to receive Services from Service Provider, measured monthly on the last business day of the month from the applicable database.

"Band" means, with respect to each Resource Unit Category, the range of volumes of Service that Service Provider will deliver that are greater than or less than the Baseline Volume related to such Resource Unit Category as set forth Table
4.2.1 of this Schedule and subject to adjustment by verification.

"Baseline Charges" means the amounts, [***]* to Service Provider, consisting of the sum of [***]*, plus [***]*, in each case determined for each Process as of the Process Effective Date related to such Process and subject to adjustment by verification.

"Baseline Volume" means with respect to [***]* and (b) for all other Resource Unit Categories, the [***]*, as set forth in Table 4.2.1.1 of this Schedule and subject to adjustment by verification.

"Contract Year" means each 12-month period commencing on the Agreement Date and each anniversary of the Agreement Date.

"Customer Baseline Spend" means [***]*.

"Electronic Invoices" means Associates Served electronically processed invoices including recurring invoices and automated travel and expense reports.

"Fees at Risk" means an amount to be credited or paid to Customer, at the Customer's option, in the event of an unexcused failure by Service Provider to achieve a Key Performance Indicator as specified in Schedule B.

"Full-Time Equivalent" or "FTE" means [***]*.

"HR, AP, and IT Costs" means [***]*.


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"HR, AP, and IT Labor Costs" means [***]* as identified in Table 4.1.1.1.

"HR, AP and IT Other Costs" means [***]* as identified in Table 4.1.3.1 ("HR, AP and IT Non-Labor-Related Other Costs").

"IT" means the Information Technology and Information Services specified in Section [2.2.2] of Schedule A of this Agreement.

"Manual Checks" means payment requests requiring special processing, handling, and payments sent by couriers.

"Major Enhancement" means application changes with an estimated effort of more than [***]*.

"Minimum Payment" means the minimum annual payments described by Section 9 of this Schedule.

"Minor Enhancement" means application changes with an estimated effort of [***]*."Payroll Advises" means any paycheck, direct deposit and other electronic form of payment caused to be issued by Service Provider in the performance of its payroll responsibilities as defined in Section 2.1.2 of Schedule A.

"Person-Day" means [***]*.

"Payroll Advises" means any paycheck, direct deposit and other electronic form of payment caused to be issued by Service Provider in the performance of its payroll responsibilities as defined in Section 2.1.2 of Schedule A.

"Process Effective Date" means, with respect to any Process, the date on which Service Provider assumes management of and becomes responsible for such Process.

"Project FTEs" means the number of FTEs included in the Baseline Charges that are assigned to complete and support the In-Flight Projects described in Schedule H. The number of Project FTEs as of the Agreement Date is [***]*; provided, however, that the Parties may use Change Control Management to adjust the number of Project FTEs.

"Reduced Resource Charge" or "RRC" means the incremental credits to Customer that apply when Service Provider delivers volumes of Service with respect to a Resource Unit Category that are the lower limits for the related Baseline Volume.

"Resource Unit Category" means each Service for which (i) there is a Baseline Volume and (ii) Actual Resource Units are measured, as identified in Table 4.2.1.1

"Significant Event" means any event or series of events that results in a net increase or decrease in the number of Customer Associates of [***]*

3.  CUSTOMER BASELINE SPEND VERIFICATION

During the [***]* period following the Agreement Date, the Parties shall verify Customer Baseline Spend, including all categories of HR, AP and IT Costs. This shall include (i) verification of salaries of staff transferred to Service Provider, (ii) discussions with or otherwise questioning knowledgeable members of Customer's HR and AP staff concerning Customer operations and responsibilities, (iii) review of Third Party Contracts to confirm assignability and cost, (iv) validation of rates and associated charges from Customer, (v) confirmation of the numbers of FTEs engaged in the performance of the Services and (vi)


------------------------
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PROPRIETARY AND CONFIDENTIAL                           CUSTOMER/SERVICE PROVIDER
--------------------------------------------------------------------------------


confirmation of baseline volumes Upon completion of verification, this Schedule will be amended by mutual agreement to adjust Customer Baseline Spend, HR, AP, and IT Costs, and termination fees associated with termination for convenience pursuant to Section 3.2.3 of the Agreement, as appropriate, and the Parties shall use Change Control Management to assess the impact on any other Schedule of any such adjustment. Any disputes between the Parties concerning verification shall be resolved in accordance with Section 18.0. of this Agreement. Adjustments determined from verification shall be retroactive to the Agreement Date.

4.  CHARGING METHODOLOGY

4.1 BASELINE CHARGES

Service Provider's Baseline Charges payable by Customer and are based on [***]*. During the first Contract Year, Baseline Charges shall commence by Process based on the Process Effective Date as identified in Section 4.1.7 of this Schedule. Once the Process Effective Date has occurred, Baseline Charges will be invoiced [***]*. Service Provider's Baseline Charges for each calendar quarter shall equal:

    [***]*

    [***]*

    4.1.1 Allocation of HR, AP and IT Labor Costs Baseline Charges Among
          Processes

    HR, AP and IT Labor Costs are allocated among Processes as follows:


                            HR, AP AND IT LABOR COSTS

                                  TABLE 4.1.1.1

    [***]*

    * Commencing during the first month of the second Contract Year

    4.1.2 Allocation of HR, AP, and IT Labor Related Other Costs

    HR, AP and IT Labor Related Other Costs are allocated among Processes as follows:

                    HR, AP, AND IT LABOR RELATED OTHER COSTS

                                  TABLE 4.1.2.1

    [***]*

    * Commencing during the first month of the second Contract Year


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    4.1.3 HR, AP and IT Non-Labor Related Other Costs


    HR, AP and IT Non-Labor Related Other Costs are allocated among Processes as follows:


                  HR, AP, AND IT NON-LABOR RELATED OTHER COSTS

                                  TABLE 4.1.3.1

    [***]*

    4.1.4 Projects

          4.1.4.1  In-Flight Projects

    With exception to the upgrade of [***]* to a higher version, if (i) the number of FTEs required to complete or support the In-Flight Projects is greater than the total number of Project FTEs designated in Schedule H for all In-Flight Projects or (ii) the completion or support of the In-Flight Projects requires skills not included within the Project FTEs, then the Parties shall use Change Control Management to discuss the use and cost of additional FTEs or FTEs that posses the skills necessary to complete and/or support the In-Flight Projects, as applicable. Table 4.1.4.2 sets forth the standard FTE fees and consulting fees, which may be adjusted [***]* based on the then current Service Provider rates.

    For the upgrade of [***]* to a higher version, use of staff greater than the number of Project FTEs designated by Customer for the [***]* upgrade shall be included up to a charge of [***]* based on the standard FTE fees shown in Table 4.1.4.2, will be based on the then current Service Provider rates. Any charges above the [***]* will be determined through Change Control and be the responsibility of the Customer.

          4.1.4.2  New Projects

    The FTE fees, consulting fees and resources required to complete or support any new project that is not an In-Flight Project will be determined in accordance with Change Control Management. Table 4.1.4.2 sets forth standard FTE fees and consulting fees, which may be adjusted by Service Provider [***]* based on the then current Service Provider rates, that may be incurred. [***]*


                              PROJECT BILLING RATES

                                  TABLE 4.1.4.2

    [***]*

    4.1.5 Non-Supported Software


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--------------------------------------------------------------------------------

    Upgrades to versions of [***]* or other Software that are not currently supported by the respective vendors that are (i) requested by Customer or
    (ii) necessary to enable Service Provider to perform the Services in accordance Section 12.1.1 of this Agreement until such time as [***]*. as applicable.. Such upgrades, and the costs and resources to accomplish such upgrades, must be approved through Change Control Management.

    4.1.6 Changes to Service Levels

    Should Customer request the support of Service Levels solely for Customers benefit that are higher than Service Levels currently supported, the equipment, tools and resources required to support such enhanced Service Levels must be approved through Change Control Management.

    4.1.7 Baseline Charges During Transition

    The Baseline Charges for each Process in the calendar quarter in which the Process Effective Date for such Process and recurring and predictable costs for Third Party Contracts in the calendar quarter is scheduled to occur shall reflect a pro rata amount based on the number of days in such calendar quarter from and after such Process Effective Date. Service Provider shall submit the invoice for such pro rata amount on the [***]* in which the Process Effective Date is scheduled to occur; provided, however, in the event the actual Process Effective Date with respect to any Process is different than the scheduled Process Effective Date, Service Provider shall make an appropriate adjustment to the invoice submitted to Customer for the following [***]*.

4.2 ARCS/RRCS

    4.2.1 Baseline Volumes and Actual Resource Units

    Baseline Volumes identify the expected volumes of Services to be provided by Service Provider to Customer with respect to each Resource Unit Category. Actual Resource Units are calculated as follows: (i) with respect to the Resource Unit Category related to Associates Served, [***]* totaled for each Contract Year and divided by twelve; (ii) with respect to all other Resource Unit Categories, [***]* As of the Agreement Date, the upper limit and lower limit volumes for the Band relating to each Resource Unit Category are identified on Table 4.2.1.1. IT services deemed to be Major Enhancements shall be approved through Change Control Management.


        RESOURCE UNIT CATEGORIES, BASELINE VOLUMES AND ARC/RRC UNIT RATES

                                   TABLE 4.2.1


    [***]*

    4.2.2 Calculation of ARCs and RRCs

    Customer [***]* for the applicable Resource Unit Category, and Service Provider [***]* for the applicable Resource Unit Category . The Resource Unit Categories, Band limits, ARC unit rates and RRC unit rates are identified in Table 4.2.1.


------------------------
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        [***]*

        [***]*

        4.2.2.3. Addressing Sustained Deviations

        Notwithstanding the foregoing, in the event either Party becomes aware or anticipates that Actual Resource Units with respect to any Resource Unit Category are or will be materially greater than or less than the applicable Baseline volume for a sustained period of time, the Parties shall use Change Control Management to address the impact of such deviation and mutually agree as to what action, if any, should be taken with respect to such deviation.


    4.2.3 Periods Reconcilliation and Adjustments


    Service Provider will calculate ARCs and RRCs annually, within [***]* after the end of the Contract Year. Service Provider will prepare a detailed supplementary invoice for the net amount to be paid by or credited to Customer, including calculations of all ARCs and RRCs, which shall be paid by Customer within [***]*. Service Provider will deliver regular reports relating to reconciliation and adjustment activities as agreed upon by the parties. If, following the final Contract Year, a net credit is owed to Customer, it shall be paid in cash or deducted from any other amounts owed by Customer.


                          SAMPLE ARC/RRC CALCULATION-HR

                                  TABLE 4.2.3.1


    [***]*

                          SAMPLE ARC/RRC CALCULATION-AP

                                  TABLE 4.2.3.2

    [***]*

4.3 FEES AT RISK

    4.3.1 Service Provider Fees at Risk

If Service Provider is required to award Fees at Risk, such Fees at Risk shall be calculated and paid as follows.


------------------------
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In the event of [***]*, Service Provider shall be liable for Fees at Risk as follows:

    o   Fees at Risk will be reported and calculated [***]*.

    o   The Fees at Risk shall be [***]*.

    o The Fees at Risk for the General KPI relating to the Service Levels to be agreed upon as described in Schedule B and the reports being delivered in accordance with Schedule R is [***]*.

The Parties understand and intend that Fees at Risk are liquidated damages and agree that the amounts of the Fees at Risk are reasonable under the circumstances existing on the Agreement Date.

    4.3.2 Service Provider Fees at Risk

In the event Service Provider is awarded Fees at Risk under any Managed Agreement, Service Provider shall pass-through such Fees at Risk to Customer.

5.  PASS THROUGH EXPENSES AND OTHER CHARGES

    5.1 PASS THROUGH EXPENSES

Customer shall assist in the assignment of applicable Third Party Contracts to Service Provider and Service Provider and Customer shall each be [***]* in accordance with Section 11.2 of the Agreement. Service Provider will review and pay third party invoices for costs related to the Third Party Contracts. Recurring Third Party Contract which are predictable, shall be invoiced quarterly in accordance with Section 6.of this Schedule. The remaining Third Party Contracts shall be invoiced as received by the Service Provider

[***]* related to Third Party Contracts identified as of the Effective Date are listed in Table 5.1.1, which may be amended through the verification process in
Section 3 of this Schedule or as agreed through Change Control Management.


                     NON LABOR RELATED OTHER 3RD PARTY COSTS

                                   TABLE 5.1.1


    [***]*

6.  INVOICING

In accordance with Section 5.2.1 of the Agreement, Service Provider shall deliver invoices for Baseline Charges and recurring Third Party Contracts which are predictable [***]*. Service Provider shall invoice Customer for other amounts payable under this Agreement as necessary and Customer shall pay such amounts within [***]* in accordance with Section 5.2.2 of this Agreement. Fees at Risk shall be calculated in accordance with Section 4.3 of this Schedule C and [***]*.

If periodic computation and reconciliation of ARCs and RRCs yield net [***]* for reasons other than unique or non-recurring events, then, in order to minimize the net payment or credit following periodic reconciliation, subsequent quarterly invoices for Baseline Charges shall be adjusted up or down, as appropriate, by an amount equal to the net adjustment for the immediately preceding period.


------------------------
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    [***]*

7.  TERMINATION

    7.1 TERMINATION FOR CONVENIENCE

As described in Section 3.2.3 of this Agreement, in the event of a termination for convenience, Customer will pay Service Provider the full amount set forth in Table 7.1 for the month within which the effective date of the termination occurs.


                           TERMINATION FOR CONVENIENCE

                                    TABLE 7.1


    [***]*

7.2 [***]*

7.3 TERMINATION FOR CAUSE

As described in Section 3.2.1 and Section 3.2.2 of this Agreement, in the event of a termination for cause [***]*

7.4 OTHER TERMINATION FEES

    [***]*

8.  COST OF LIVING ADJUSTMENT

Beginning [***]*, Baseline Charges and ARC's and RRC's shall be adjusted in accordance to Section 5.7 of this Agreement on an [***]* basis as appropriate. In the event an adjustment calculated pursuant the first sentence of Section
5.7.1 of this Agreement is greater than [***]*.

9.  CONTRACT MINIMUMS

If total payments of Baseline Charges in any Contract Year (including any net increase or decrease related to ARCs or RRCs, but excluding any allowance for Fees at Risk) [***]*, then Service Provider shall deliver to Customer an invoice for the shortfall, which, unless otherwise agreed by the Parties, Customer shall pay within thirty (30) days after receiving such invoice. Upon the occurrence of Extraordinary Changes in Workload as described in Section 5.6 of the Agreement, the Parties shall use Change Control Management to address any adjustments to the Baseline Charges

10. NON-LABOR RELATED SYSTEMS AND OTHER CHARGES

Prior to the Agreement Date, Customer received non-labor related systems and other support services from various corporate groups. With the transition to this Agreement, Customer will retain the responsibility and staff to perform these systems and other support services. [***]*


------------------------
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10.1     NON-LABOR RELATED SYSTEMS AND OTHER CHARGES TO SERVICE PROVIDER


[***]* These charges shall commence following the Process Effective Date . Non-Labor related systems and other charges to Service Provider shall be adjusted at the end of each Contract Year for inflation as specified in Section
5.7 of this Agreement. Any change to the IT charges will be pre-approved by Customer and Service Provider in accordance with Change Control Management.


         NON-LABOR RELATED SYSTEMS AND OTHER CHARGES TO SERVICE PROVIDER

                                  TABLE 10.1.1

[***]*

[***]*

    10.1.1 [***]* in Non-Labor Related Systems and Other Charges to Service Provider

    [***]*

    10.1.2 Billing of Non-Labor Related Systems and Other Charges to Service Provider


    Customer will invoice Service Provider [***]* for the agreed charges based on actual usage for the provision of Non-Labor Related Systems and Other services to Service Provider. Table 11.1.1 identifies the items, metrics and charges to be incurred based on actual usage following the Agreement Date. Any change to the number of Non-Labor Related Systems and Other Charges and/or unit charges will be pre-approved by Customer and Service Provider through Change Control Management.

11. ASSUMPTIONS

This Schedule has been prepared based on the Assumptions, as set forth in
Section 5.10 of this Agreement. In the event of any deviation from the above listed assumptions, charges will be equitably adjusted to reflect the net change in the cost of performing the relevant Services in accordance with such Section
5.10 and through the use of Change Control Management.


------------------------
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                                      -9-
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--------------------------------------------------------------------------------


                               SERVICES AGREEMENT

                                   SCHEDULE D

                              THIRD PARTY CONTRACTS

                                      FINAL


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                                TABLE OF CONTENTS




A. INTRODUCTION.............................................................1

B. THIRD PARTY AGREEMENTS...................................................1




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A.  INTRODUCTION


This Schedule D sets forth the Third Party Contracts and designates whether each such agreement is intended to be an "Assigned Agreement", "Managed Agreement" or an agreement "Retained" by Customer.


B.  THIRD PARTY CONTRACTS


[***]*


----------------------
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                               SERVICES AGREEMENT

                                   SCHEDULE E

              SERVICE PROVIDER SOFTWARE AND SERVICE PROVIDER TOOLS

                                      FINAL


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--------------------------------------------------------------------------------

This schedule sets forth the Software and Tools, or similar Software and Tools, which may be used by Service Provider to provide the Services and will be validated during the 90 day Adjustment Period. This Schedule E shall be updated by the Parties from time to time to incorporate any Service Provider Software and Service Provider Tools not listed on Schedule E that Service Provider uses to provide the Customer Services.


[***]*




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--------------------------------------------------------------------------------



                               SERVICES AGREEMENT

                                   SCHEDULE F

                      CUSTOMER SOFTWARE AND CUSTOMER TOOLS

                                      FINAL






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                                   SCHEDULE F
                      CUSTOMER SOFTWARE AND CUSTOMER TOOLS


This Schedule F sets forth the Customer Software and Customer Tools, which may be used by or managed, or assigned to Service Provider, to provide the Services and will be validated during the 90 day Adjustment Period. This Schedule F shall be updated by the Parties from time to time to incorporate any Customer Software and Customer Tools not listed on this Schedule F that the Customer used to provide accounts payable services, internal human resources administration, payroll processing and call center operations immediately prior to the Service Provider taking over the responsibility to provide such services, administration, processing and operations.

Each line item of Software includes an indicator showing its ownership status. These indicators are:

         C:       Customer Proprietary
         R:       Third-party - Retained by Bank of America
         A:       Third-party - Assigned to Exult
         M:       Third-party - Managed by Exult
         TBD:     Status to be determined during the [***]* Adjustment Period


[***]*




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--------------------------------------------------------------------------------



                               SERVICES AGREEMENT

                                   SCHEDULE G

                               TRANSITION PLANNING

                                      FINAL


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--------------------------------------------------------------------------------

                                TABLE OF CONTENTS




1  INTRODUCTION.............................................................1

2  TRANSITION PLANNING PRINCIPLES...........................................1

3  CONTRACTING/HIGH LEVEL DUE DILIGENCE.....................................1

4  TRANSITION APPROACH......................................................2

5  OVERALL TRANSITION ACTIVITIES............................................2

6  FIRST 90 DAYS PLAN TEMPLATE..............................................3

7  HIGH-LEVEL TRANSITION SCHEDULE...........................................3



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                                   SCHEDULE G

                               TRANSITION PLANNING

1   INTRODUCTION

    This Schedule sets forth the Transition approach and initial Transition Plan for conducting the transfer of services, people and facilities from Customer to Service Provider and the transition approach that shall be followed. The specific deliverables and milestones for the transition approach, subject to ongoing review and revision by both parties, shall be agreed within [***]*.

2   TRANSITION PLANNING PRINCIPLES

    2.1 Transition is a joint responsibility. Service Provider is responsible for management of the overall transition program and Customer has responsibility for ensuring the appropriate level of participation in data gathering and requirements definition and of commitment and involvement for their team.

    2.2 The Transition Plan shall be primarily determined based on the in-scope Processes and people, and certain dependencies for transferring Customer facilities.

3   CONTRACTING/HIGH LEVEL DUE DILIGENCE

    A contracting/high level due diligence phase has been completed prior to the Agreement Date, pertaining to the in-scope Processes, people, and facilities. This included:

    3.1   Agreement development, negotiation and signing

    3.2   Input for in-scope Processes ( Schedule A) and other Schedules

    3.3 Volumetrics data collection (to indicate number of occurrences or counts as applied to Process activities).

    3.4   Budget/financial data collection

    3.5   Headcount information

    3.6   Service Level measurements



------------------
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4   TRANSITION APPROACH

    The Transition shall be conducted in two phases:

    4.1   Phase I shall focus on:

          4.1.1 The transfer of in-scope Customer Associates from Customer to Service Provider and the establishment of an Service Provider organization structure for in-scope Processes.

          4.1.2 The transfer of facilities and other assets from Customer to Service Provider.

          4.1.3 The design and implementation of overall governance and management processes to support the provision of Customer Services through Transition and beyond.

          4.1.4 The development of mutually agreed upon Transition Plans for Phase 2.

          Customer and Service Provider shall agree upon to the overall approach and schedule for the Transition, the detailed work plan to complete the work, and the staffing levels and commitments from both organizations. The project reporting and governance shall also be agreed upon and put in place.

    4.2 Phase 2, shall commence for each Process once Customer Associates and facilities have been transferred to Service Provider and shall focus on:

          4.2.1 The general approach for all Processes is to transfer the current Process and people in place today from Customer to Service Provider ("in-situ transition"). Once under Service Provider management, the Processes will be improved through a combination of changes to the procedures, underlying technologies, organization design, and deployment of employees. Some of these changes relate to In-Flight Projects, which are documented in Schedule H, In-Flight Projects. Others will be identified during the Transition Period, and will be undertaken in a manner consistent with Schedule K, Change Control Management.

          4.2.2 The establishment of a service management infrastructure within the delivery organization will provide appropriate activity and lines of communication between Customer and Service Provider to manage the delivery of Services according to Service Levels and contractual requirements, while at the same time introducing an effective commercial framework for the delivery of Processes.

5   OVERALL TRANSITION ACTIVITIES

    Overall Transition activities are project wide and not specific to a Process. The activities are:

    [***]*



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6   FIRST 90 DAYS APPROACH


    The initial 90 day approach is focused upon [***]*. The key activities to be covered over the time include:

    [***]*

7   SAMPLE HIGH-LEVEL TRANSITION PLAN

    See attached Sample Transition Plan


    [***]*


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                               SERVICES AGREEMENT

                                   SCHEDULE H

                               IN-FLIGHT PROJECTS

                                      FINAL

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--------------------------------------------------------------------------------


                                TABLE OF CONTENTS




1  PROJECTS IDENTIFIED AS IN-SCOPE............................................1

2  PROCESS FOR AGREEING NEW PROJECTS AND CHANGES TO AGREED PROJECTS...........1

3  PROPOSED PROJECTS..........................................................1





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                                   SCHEDULE H

                               IN-FLIGHT PROJECTS

1   PROJECTS IDENTIFIED AS IN-SCOPE


As of the Agreement Date, Service Provider and Customer have identified the following In-Flight Projects.

[***]*

    1.1 In-Flight Projects Table Assumptions

        1.1.1 These are the In-Flight Projects that are anticipated for [***]* that will need resources that are currently in Baseline Charges in Schedule C.

        1.1.2 The In-Flight Project completion dates will be validated during Transition.

        1.1.3 The number of FTEs assigned to each project is approx -- will fluctuate month-to-month and may change over time.

        [***]*

    1.2 For any In-Flight Projects identified in the table above that do not have a complete and agreed project statement, including the information identified in Section 2.2 of this Schedule, Customer and Service Provider shall complete and agree to a project statement within [***]* after the Agreement Date.

2   PROPOSED IN-FLIGHT PROJECTS

    2.1 The terms applicable to a project shall be set out in a project statement to be signed by both Parties. Once signed a project statement will form part of this Agreement, unless agreed otherwise in writing by the Parties.

    2.2 Content of Project statement

        - Scope of work

        - Service Level impact

        - Impact analysis including priority

        - Deliverables (as applicable)


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--------------------------------------------------------------------------------


        - IP Ownership

        - Acceptance criteria, timeframe & process [as applicable]

        - Project timetable (including start and end dates, activity duration and critical dependencies

        - Responsibilities

        - Staffing (implementation and ongoing)

        - Assumptions

        - Charges and payment terms

        - Project manager contacts

        - Other terms and conditions, to detail variations and/or additions to this Agreement, and/or Schedules applicable in relation to the In-Flight Project.


                                       2



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                               SERVICES AGREEMENT

                                   SCHEDULE I

                               CUSTOMER ASSOCIATES

                                      FINAL



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--------------------------------------------------------------------------------

         This schedule sets forth the Customer Associates to be transferred from Customer to Service Provider in accordance with Schedule J.


         [***]*



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                                   SCHEDULE J

        For the purposes of this Schedule J, "Customer Associate" means any employee employed by Customer and Customer Affiliates (collectively, "Customer") who has been identified by Customer and listed on Schedule I, including without limitation, those employees on any approved leave under Customer's policies.

        (a) Service Provider shall offer employment to all Customer Associates prior to the date each Customer Associate's employment with the Customer is terminated in order for him or her to become an employee of Service Provider (the Customer Associate's "Separation Date"). Such offers of employment must be made by Service Provider at least five (5) working days prior to each Customer Associate's Separation Date, for employment to become effective immediately after the Separation Date (the "Service Provider Employment Date"). Service Provider will promptly notify Customer of each offer it plans to make prior to extending the offer and of every acceptance or rejection of any such offer by any Customer Associate. Customer Associates to whom an offer of employment is extended by Service Provider will be asked to provide Service Provider with personal/employment history information, but will not be required to submit to a background check. [***]* Except as specifically set forth herein, employment by Service Provider of Transferred Customer Associates will be pursuant to Service Provider's policies and procedures.

        (b) Customer will put each Customer Associate on a January salary review schedule, commencing in January 2001. [***]*. Thereafter, all Transferred Customer Associates will receive their first full salary review with Service Provider in January 2002. [***]*

        (c) Certain key Transferred Customer Associates will be considered for [***]* as mutually agreed upon by Customer and Service Provider. All [***]* provided in accordance with this paragraph (c) will be funded by Customer and paid directly to the eligible Transferred Customer Associates by Service Provider.

        (d) [***]*

        (e) Customer is responsible for timely payment, as required by law, of all wages and salaries and other compensation payable with respect to service provided by a Customer Associate on or prior to his or her Separation Date. [***]*.

        (f) Customer shall also be responsible for [***]*. For purposes of this paragraph (f), [***]*

        As of a Transferred Customer Associate's Service Provider Employment Date, the Transferred Customer Associate will begin accruing vacation according to [***]*.

        (g) Customer shall retain the responsibility for payment of all health insurance (medical, dental, vision) claims and disability claims incurred by any Customer Associate prior to and including his or her Separation Date, and Service Provider does not assume any liability with respect to such claims. Effective as of each Transferred Customer Associate's Service Provider Employment Date, all health insurance (medical, dental, vision) claims and disability claims incurred by the Transferred Customer Associate will be determined under Service Provider's benefit plans (subject to the Transferred Customer Associate's election of Continuation Coverage under Customer's


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--------------------------------------------------------------------------------


health plans). [***]* Each Transferred Customer Associate must provide Service Provider with an Explanation (EOB) Statement in order to receive such credits. The domestic partner of any Transferred Customer Associate will be eligible to participate in Service Provider's medical, dental, vision and dependent life plans to the same extent as a Transferred Customer Associate's spouse, except as prohibited by applicable laws or the terms of a policy covering an insured benefit.

        (h) To the extent required by law, Customer will be responsible for providing Customer Associates (and Customer Associates' "qualified beneficiaries") who experience a "qualifying event" on or prior to the Customer Associates' Separation Date, with "Continuation Coverage" (as each term is defined in Section 4980B(f) or (g) of the Code) under the terms of the health plans maintained by Customer. Service Provider will be responsible for providing Continuation Coverage to any Transferred Customer Associate in Service Provider's employ (and such Transferred Customer Associate's qualified beneficiaries) who experiences a qualifying event on or after his or her Service Provider Employment Date.

        (i) [***]*

        (j) Service Provider shall assume liability for severance pay and similar obligations payable to any Transferred Customer Associate whose employment is terminated by Service Provider. Such payment shall be made pursuant to the severance policy of Service Provider applicable at the time of termination, if any, [***]*. Notwithstanding the foregoing, Service Provider shall pay any Transferred Customer Associate whose position with Service Provider is eliminated within [***]* of his or her Service Provider Employment Date at least the amount of severance pay such Transferred Customer Associate would receive under the applicable Customer severance policy in effect on the date his or her job elimination is officially communicated by Service Provider, and the difference, if any, between this payment and the amount of severance pay received by such Transferred Customer Associate under Service Provider's severance policy shall be funded by Customer. Any severance payable to a Transferred Customer Associate whose position is eliminated more than [***]* after his or her Service Provider Employment Date shall be determined solely under Service Provider's applicable severance policy.

        (k) The Separation Date of a Customer Associate who accepts employment with Service Provider, but who is absent from work due to a Customer-approved leave of absence on the Customer Associate's original proposed Separation Date, will be the date the Customer Associate returns to work, [***]*. If a Customer Associate is absent from work for more than six (6) months from his or her original proposed Separation Date, the Customer Associate will not become a Service Provider employee, unless mutually agreed upon by Customer and Service Provider.

        (l) Service Provider will provide each Transferred Customer Associate who is participating in [***]* a Transferred Customer Associate [***]* in the [***]* prior to his or her Separation Date, [***]* in which the Transferred Customer Associate's Service Provider Employment Date occurs and, thereafter, in the [***]*, provided that the Transferred Customer Associate [***]* would continue to satisfy the [***]*. Customer will [***]* described in this paragraph.


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        (m) Customer will pay Service Provider the [***]* under [***]* and (ii)
the outstanding [***]* described in (i), above, multiplied by the applicable Transferred Customer Associate's [***]*. Service Provider will pay the [***]* the sum of the [***]* described in (i) to [***]* as of the Customer Associate's Separation date and will provide each Transferred Customer Associate with his or her [***]*.

        (n) Service Provider is responsible for advising Customer Associates of the details of any offers and terms of employment with Service Provider, and answering any questions relating thereto, but Customer will be allowed to review and approve, prior to its distribution (i) any communication with Customer Associates prior to the applicable Separation Date, and (ii) any communication with such Customer Associates after the applicable Separation Date that describes or refers to any of Customer's benefits or policies to the extent they apply to Customer Associates.

        (o) Nothing herein is intended to create any right or cause of action in or on behalf of any person or entity other than Customer and Service Provider.

        (p) Customer shall indemnify Service Provider from, and defend and hold Service Provider harmless from and against, any losses suffered, incurred or sustained by Service Provider or to which Service Provider becomes subject, resulting from, arising out of or relating to any claim asserted by any Customer Associate or former Customer Associate of Customer, including any Customer Associate who becomes an employee of Service Provider, that is attributable to any period during which such Customer Associate was employed by Customer and arising out of Customer's employment of that Customer Associate, including claims relating to (i) any violation of laws for the protection of persons or category of persons of a protected class by Customer or Customer Agents, including unlawful discrimination, (ii) any work-related injury or death caused by Customer or Customer Agents, except to the extent the claim is covered by any applicable workers' compensation plan, (iii) accrued employee benefits not expressly assumed or provided for by Service Provider, (iv) any representations, oral or written, made by Customer or Customer Agents to such Customer Associate, and (v) any other aspect of such Customer Associates' employment relationship with Customer or termination of such employment relationship with Customer (including claims for breach of an express or implied contract of employment).

        Service Provider shall indemnify Customer from, and defend and hold Customer harmless from and against, any losses suffered, incurred or sustained by Customer or to which Customer becomes subject, resulting from, arising out of or relating to any claim asserted by any Customer Associate or former Customer Associate of Customer, including any Customer Associate who becomes an employee of Service Provider, attributable to any period during which such employee is employed by Service Provider and arising out of Service Provider's employment of that employee, including claims relating to (i) a violation of law for the protection of persons or categories of persons of a protected class by Service Provider or Service Provider Agents, including unlawful discrimination, (ii) any work-related injury or death caused by Service Provider or Service Provider Agents, except to the extent the claim is covered by any workers' compensation plan, (iii) accrued employee benefits expressly assumed by or provided by Service Provider, (iv) any representations, oral or written, made by Service Provider or Service Provider Agents to such employees, and (v) any other aspect of such employees' employment relationship with Service Provider or termination of such employment relationship with Service Provider (including claims for breach of an express or implied contract of employment).


-----------------
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                               SERVICES AGREEMENT

                                   SCHEDULE K

                            CHANGE CONTROL MANAGEMENT

                                      FINAL

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--------------------------------------------------------------------------------


                                TABLE OF CONTENTS


1  CHANGE REQUESTS...........................................................1

2  CLASSIFICATION OF THE CHANGE REQUEST......................................1

3  EVALUATION OF THE PROPOSED CHANGE.........................................1

4  IMPACT ANALYSIS...........................................................2

5  APPROVAL..................................................................2

6  REPORTING.................................................................3



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--------------------------------------------------------------------------------


                                   SCHEDULE K

                            CHANGE CONTROL MANAGEMENT

This Schedule sets out the procedure to be followed for any proposed change to this Agreement.

1   CHANGE REQUESTS

    Either Party may request, orally or in writing, a change to this Agreement. Except for proposed changes that will not have a material impact on the Services, the Services Fees or the operations of either Party, upon either Party's receipt of request for a change, the Parties shall (a) work together to prepare a written change request containing the general information regarding the proposed change (a "Change Request") and (b) classify the proposed change pursuant to Section 2 of this Schedule.

2   CLASSIFICATION OF THE CHANGE REQUEST

    The Service Provider and Customer designee shall agree to the classification of proposed change as follows:

    2.1 Where it is determined by the Parties that the proposed change is an operational change, the proposed change shall be evaluated as set out in Section 3.1 of this Schedule.

    2.2 Where it is determined by the Parties that the proposed change is a project or New Service, the proposed change shall be evaluated and processed as set out in Section 3.2 of this Schedule.

    2.3 Where it is determined by the Parties that the proposed change is a change to the terms and conditions of this Agreement or a change related to the Schedules to this Agreement and not related to a specific project or New Service, the proposed change shall be evaluated and processed as set out in Section 3.2 of this Schedule.

    2.4 Where it is determined that the proposed change should not proceed, the change request shall be rejected and returned to the Party requesting such change in accordance with Section 8.1.2 of this Agreement.

    If Service Provider and Customer cannot agree to the classification of a proposed change, then such change shall be handled in accordance with
    Section 18.0 of this Agreement.

3   EVALUATION OF THE PROPOSED CHANGE

    The proposed change shall be evaluated and classified, as described below:

    3.1   Operational Changes

          3.1.1 In the event the Parties agree that a proposed change is an operational change, such change shall be implemented in accordance with Service Provider's internal operational change control procedures and be subject to approval as provided in
                 Section 5 of this Schedule. Service Provider's internal operational control procedures are substantially similar to the procedures described in this Schedule.


                                       1

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    3.2  Projects and New Services


          In the event the Parties agree that a proposed change is a project or New Service, the Parties shall comply with the following procedures.

          3.2.1  An impact analysis shall be performed in accordance with
                 Section 4 of this Schedule.

          3.2.2 Service Provider shall prepare a project statement or New Service statement, as applicable, that incorporates the results of the impact analysis.

          3.2.3 Service Provider shall submit materials related to the proposed change, including the Change Request, the project statement or New Service Statement, as applicable, and the impact analysis, to Customer.

          3.2.4 Based on the materials prepared and submitted to Customer pursuant to Section 3.2.3 of this Schedule, Customer and Service Provider account management shall, within a reasonable period of time, but in no event more than [***]* after receipt of such materials;

                 (i) approve the proposed change and the project statement and proceed to its implementation, subject to approval as provided in Section 5 of this Schedule; or

                 (ii) identify which items of information either Party is dissatisfied with, and request that the other Party modify and re-submit the proposed change, impact analysis or project statement, as applicable, within a reasonable timeframe; or

                 (iii) reject the proposed change, in which case Service
                       Provider will not implement the project or New Service, as applicable.

4   IMPACT ANALYSIS

    4.1 Upon determination of the classification of the proposed change, within [***]* or within the timeframe otherwise agreed to by the Parties, Service Provider and Customer shall agree to an estimate of the time and cost necessary to complete the impact analysis and the manner in which the impact analysis should be conducted. If Customer determines that the impact analysis should not proceed, the proposed change shall be rejected.

    4.2 If the Parties agree to proceed, Service Provider and, to the extent applicable, Customer shall as soon as reasonably practicable and acting in good faith, conduct an impact analysis to assess and evaluate the impact of the proposed change having regard to relevant factors including the following:

        [***]*

5   APPROVAL


    Approval for Change Requests shall be handled through account management.

    Neither Party shall be obliged to comply with any proposed changes unless and until approval has been given in accordance with this Change Control Management process and, pending approval, no Change shall be made to any Services or to this Agreement.

6   REPORTING

    A consolidated report, including status updates with respect to all approved changes and Change Requests, shall be included in the monthly report.


-------------
* Confidential information has been omitted.



                                       2
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--------------------------------------------------------------------------------


                               SERVICES AGREEMENT

                                   SCHEDULE M

                        FORM OF CONFIDENTIALITY AGREEMENT

                                      FINAL


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--------------------------------------------------------------------------------

                                     FORM OF

                            CONFIDENTIALITY AGREEMENT

This Confidentiality Agreement (this "Agreement") is made as of the ___ day of ______, 20__, by and among Bank of America Corporation ("Bank of America"), having its principal place of business located at 100 North Tryon Street, Charlotte, NC 28255, Exult, Inc. ("Exult"), having its principal place of business located at 4 Park Plaza, Suite 1000, Irvine, Ca 92614 and ___________________________ ("Recipient"), having its principal place of business located at _______________________________________.

                                    RECITALS

WHEREAS, Exult and Bank of America have entered into a Master Services Agreement (the "MSA"), dated as of ________, 2000, relating to the provision by Exult to Bank of America of certain business process services;

[USE THE FOLLOWING IF EXECUTED BY A PROVIDER OF NEW SERVICES]
[WHEREAS, Bank of America has selected Recipient to provide certain New Services (as defined in the MSA) to Bank of America;

WHEREAS, Recipient and Bank of America desire that Exult cooperate with Recipient in connection with its provision of such New Services by disclosing certain of its Confidential Information (hereinafter defined); and

WHEREAS, the MSA provides that Exult shall not be required to disclose such Confidential Information unless Recipient executes a confidentiality agreement in the form attached thereto as Schedule M;]

[USE THE FOLLOWING IF EXECUTED BY PROVIDER OF SUBCONTRACTED SERVICES]
[WHEREAS, Exult desires to enter into a subcontract with Recipient pursuant to which Recipient shall provide certain services (the "Subcontracted Services") to Bank of America;

WHEREAS, in connection with Recipient's provision of the Subcontracted Services, Exult may disclose, among other things, certain of Bank of America's Customer Information (hereinafter defined) to Recipient; and

WHEREAS, the MSA provides that Exult shall not disclose Bank of America's Confidential Information to any subcontractor (as defined in the MSA) unless such subcontractor shall have entered into a confidentiality agreement in the form attached thereto as Schedule M;]

[USE THE FOLLOWING IF EXECUTED BY PROVIDER OF AUDIT SERVICES]
[WHEREAS, Recipient is providing certain audit services (the "Audit Services") to Bank of America pursuant to the MSA; and

WHEREAS, the MSA provides that Exult shall only be required to provide access to Bank of America's auditors that have entered a confidentiality agreement in the form attached thereto as Schedule M, to Bank of America's auditors that have entered a confidentiality agreement in the form attached thereto as Schedule M, to Bank of America's data and records and Exult's records in order to audit the accuracy of Service Provider's Invoices and Service Provider's Systems, internal controls, security and Service Level (as defined in the MSA) performance;]

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--------------------------------------------------------------------------------


NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained, and for other good and valuable consideration, the receipt of which is hereby acknowledged, Exult, Bank of America and Recipient covenant and agree as follows:

1. In connection with Recipient's provision of the [New Services] [Subcontracted Services] [Audit Services], Exult may disclose to Recipient confidential and proprietary data and information for the sole purpose of assisting Recipient in its performance of the [New Services] [Subcontracted Services] [Audit Services]. The parties hereby agree that the following terms and conditions shall apply to the delivery, disclosure and use of all Confidential Information provided by Exult or Bank of America, as applicable, to Recipient any time before or after execution and delivery of this Agreement. For purposes hereof, "Confidential Information" of Exult or Bank of America, as applicable, means either such party's software (including applications and web-based software) technology, know-how, data and/or other information relating to its current and/or proposed business, customers, research, products, services, compilations, techniques, development efforts, inventions, processes, designs, drawings, marketing or finances, whether disclosed in written or other tangible form, orally or visually, and in the case of non-tangible information, provided such Confidential Information transmitted verbally or visually is either readily ascertainable as confidential by its nature or presentation or is identified as confidential at the time of disclosure. Notwithstanding the foregoing, in the case of information relating to the other customers of Exult or customers of Bank of America or, if applicable, their accounts, the parties agree that such information shall be kept strictly confidential regardless of whether such information is in writing or tangible form or whether marked or otherwise identified as proprietary or confidential. [USE THE FOLLOWING SENTENCE WITH RESPECT TO DISCLOSURES TO PROVIDERS OF SUBCONTRACTING SERVICES] [The Confidential Information shall be disclosed at the sole discretion of Exult.] [USE THE FOLLOWING SENTENCE WITH RESPECT TO DISCLOSURES TO PROVIDERS OF NEW SERVICES] [Upon Bank of America's written request, Exult will disclose to Recipient such Confidential Information as Exult is required to disclose pursuant to the MSA.] [USE THE FOLLOWING WITH RESPECT TO DISCLOSURES TO PROVIDERS AND AUDIT SERVICES] [Upon notice from Bank of America in accordance with Section 17.0 of the MSA, Exult will disclose to Recipient such Confidential information as Exult is required to disclose pursuant to the MSA.] THE CONFIDENTIAL INFORMATION PROVIDED BY EXULT OR BANK OF AMERICA, AS APPLICABLE, UNDER THIS AGREEMENT IS PROVIDED "AS IS." NO OTHER WARRANTIES WITH RESPECT TO SUCH CONFIDENTIAL INFORMATION, EITHER EXPRESS OR IMPLIED, ARE MADE BY EXULT OR BANK OF AMERICA.

2. Recipient acknowledges that Bank of America has a responsibility to its customers to keep information about its customers and their accounts ("Customer Information") strictly confidential. Confidential Information includes Customer Information hereunder. In addition to the other requirements set forth in this Agreement regarding Confidential Information, Customer Information shall also be subject to the additional restrictions set forth in this paragraph. Recipient shall not disclose or use Customer Information other than solely to carry out the purposes for which Bank of America or its affiliates disclosed such Customer Information to Recipient. Recipient shall not disclose any Customer Information other than on a "need to know" basis and then only to: (a) affiliates of Bank of America; (b) Recipient's representatives provided that any such representatives which constitute nonaffiliated third parties shall be subject to subsection (d) below; (c) affiliates of Recipient, provided that such affiliates shall be restricted in use and re-disclosure of the Customer Information to the same extent as Recipient; (d) to carefully selected subcontractors provided that such subcontractors shall have entered into a confidentiality agreement no less restrictive than the terms hereof; (e) to independent contractors, agents, and consultants designated by Bank of America; or (f) pursuant to the exceptions set forth in 15 USC 6802(e) and accompanying regulations which disclosures are made in the ordinary course of business. The restrictions set forth herein shall apply during the term and after the termination of this Agreement.

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PROPRIETARY AND CONFIDENTIAL                               BANK OF AMERICA/EXULT
--------------------------------------------------------------------------------


3. Recipient acknowledges that Exult has a responsibility to its customers to keep information about its customers and, as applicable, its accounts ("Exult Customer Information") strictly confidential. Confidential Information includes Exult Customer Information hereunder. In addition to the other requirements set forth in this Agreement regarding Confidential Information, Exult Customer Information shall also be subject to the additional restrictions set forth in this paragraph. Recipient shall not disclose or use Exult Customer Information other than solely to carry out the purposes for which Exult or Bank of America or the affiliates of either of them, as applicable, disclosed such Exult Customer Information to Recipient. Recipient shall not disclose any Customer Information other than on a "need to know" basis and then only to: (a) affiliates of Exult; (b) Recipient's representatives and affiliates who need to know such Exult Customer Information to facilitate performance by Recipient of the duties in connection with which it has received Confidential Information, provided that such representatives and affiliates shall be restricted in sue and re-disclosure of the Exult Customer Information to the same extent as Recipient; and (c) independent contractors, agents, and consultants designated by Exult. The restrictions set forth herein shall apply during the term and after the termination of this Agreement.

4. Recipient acknowledges and agrees that title to and ownership of the Confidential Information shall remain with Exult or Bank of America, as applicable, and that the Confidential Information disclosed under this Agreement is confidential and proprietary and constitutes valuable trade secret information of Exult or Bank of America, as applicable. Recipient agrees not to use the Confidential Information of Exult or Bank of America for its own use or for any other purpose except solely to perform the [New Services] [Subcontracted Services] [Audit Services]. Recipient shall not copy or reproduce, in any manner, any Confidential Information disclosed by Exult or Bank of America, as applicable, beyond that necessary for the use of the Confidential Information as expressly permitted under this Agreement. Recipient agrees that it will hold the Confidential Information in confidence and will not disclose the Confidential Information to any third party, and will limit disclosure of the Confidential Information only to those of its bona fide employees, agents or consultants who will be directly involved with the provision of the [New Services] [Subcontracted Services] [Audit Services]. Further, Recipient agrees it will take all appropriate action and use no less than reasonable care to satisfy its obligations under this Agreement. Without limiting the foregoing, Recipient shall refrain from trading in securities of Exult of Bank of America while in possession of material nonpublic information related to Exult or Bank of America, as the case may be, and provided hereunder.

5. Recipient agrees that it shall have no rights in or to the Service Provider Software, Service Provider Tools and New Intellectual Property, and agrees not to Use (as such term is defined in the MSA) the Service Provider Software, Service Provider Tools or New Intellectual Property for any purpose or in any manner (including internal purposes, for Bank of America or for any marketing or commercial purposes, in each case with or without any consideration of any type), except to the extent necessary to perform the [New Services] [Subcontracted Services] [Audit Services].

6. The provisions of this Agreement shall not apply to any Confidential Information that:

    (a) Recipient can establish by competent documentation was known to it without restriction prior to disclosure by Exult or Bank of America, as applicable, or was independently developed by Recipient;

    (b) is now or hereafter comes into the public domain through no fault of Recipient;

    (c) is disclosed to Recipient without restriction on disclosure by a third party who has the lawful right to make such disclosure to Recipient; or

    (d) is required by operation of law to be disclosed by Recipient, provided, however, that Exult and Bank of America are given reasonable advance notice of the intended disclosure and reasonable opportunity to challenge such legal requirement(s).

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PROPRIETARY AND CONFIDENTIAL                               BANK OF AMERICA/EXULT
--------------------------------------------------------------------------------

7. This Agreement shall be effective as of the date and year first cited and the term shall extend through and until a period of [_______] year[s] thereafter unless the term of this Agreement is extended, in writing, by the mutual agreement of the parties hereto. Within ten (10) days after the termination or expiration of this Agreement, Recipient shall return to Exult and Bank of America, as applicable, or, at the direction of Exult or Bank of America, as applicable, destroy any and all Confidential Information disclosed hereunder.

8. Recipient's non-disclosure and non-use obligations applicable to the Confidential Information under this Agreement shall survive any termination or expiration of this Agreement for as long as the Confidential Information is not within any of the categories described in Section 4 above, except in the case of Customer Information which confidentiality survives perpetually and irrevocably.

9. All Confidential Information disclosed under this Agreement shall remain the sole and exclusive property of Exult or Bank of America, as applicable, and this Agreement shall not be construed as granting or conferring any rights by license or otherwise in or to any Confidential Information to Recipient.

10. The validity, terms, performance and enforcement of this Agreement shall be governed and construed by its provisions and in accordance with the laws of the State of California and of the United States of America.

11. Should any provision of this Agreement be deemed illegal or otherwise unenforceable, that provision shall be severed and the remainder of this Agreement shall remain in full force and effect. The waiver of any right or election of any remedy in one instance shall not affect any rights or remedies in another instance. A waiver shall be effective only if made in writing and signed by an authorized representative of each of the parties hereto.

12. All notices that any party is required or may desire to give the another party under this Agreement shall be given by addressing the communication to the address set forth on the first page of this Agreement, and may be given by certified or registered mail, overnight carrier, telex or cable. Such notices shall be deemed given on the date of receipt (or refusal) of delivery of said notice. Any party may designate a different address for receipt of notices upon written notice to the other parties.

13. Recipient may not transfer or otherwise assign its rights, duties or obligations under this Agreement to any other person or entity, in whole or in part, without the prior written consent of Exult and Bank of America. Any such prohibited assignment shall be void. However, notwithstanding the foregoing or anything else in this Agreement to the contrary, each party will cause all of its subsidiaries, its direct and indirect parent entities, and the subsidiaries of its direct and indirect parent entities, and other third parties to which it transfers Confidential Information pursuant to this Agreement, to comply with this Agreement.

14. Except for the obligations and responsibilities of Exult and Bank of America set forth in the MSA, this Agreement supersedes in full all prior discussions and agreements between the parties relating to the Confidential Information, constitutes the entire agreement between the parties relating to the Confidential Information, and may be modified or supplemented only by a written document signed by an authorized representative of each party.

15. The signatories hereto warrant and represent that they are duly authorized to bind Exult, Bank of America and Recipient, respectively, and to execute this Agreement.

PROPRIETARY AND CONFIDENTIAL                               BANK OF AMERICA/EXULT
--------------------------------------------------------------------------------


16. Recipient agrees that its obligations under this Agreement are necessary and reasonable in order to protect Exult and Bank of America, as applicable, and their respective businesses, and Recipient expressly agrees that monetary damages would be inadequate to compensate Exult and Bank of America, as applicable, for any breach by Recipient of its covenants and agreements set forth in this Agreement. Accordingly, Recipient agrees and acknowledges that any such violation or threatened violation could cause irreparable injury to Exult and Bank of America, as applicable, and that, in addition to any other remedies that may be available, in law, in equity or otherwise, Exult and Bank of America shall be entitled to obtain injunctive relief against the threatened breach of this Agreement or the continuation of any such breach by Recipient, without the necessity of proving actual damages.

[USE SECTION 17 IF EXECUTED BY PROVIDER OF AUDIT SERVICES - RENUMBER IF APPROPRIATE]

17. Notwithstanding anything herein to the contrary,

    (a) In consideration of access to the Confidential Information, Recipient shall keep the Confidential Information confidential and refrain from using such Confidential Information for any purpose other than performance of the Audit Services by Recipient's employees actually performing such Audit Services (the "Auditors"). For theses purposes, use of Confidential Information for purposes of the Audit Services by the Auditors includes review of the Confidential Information by the Auditors, preparation by the Auditors of summaries and analyses ("Auditor Reports"), delivery of such Auditor Reports, including the Confidential Information, to representatives of Bank of America who have a need to know such information in connection Audit Services, and discussion of the Confidential Information with such persons, but no other uses.

    (b) Without limiting the foregoing, Recipient shall advise the Auditors that they shall be permitted to provide the Confidential Information only to Recipient's employees and, if applicable, partners involved in the performance of the Audit Services.

    (c) Recipient shall inform Exult in writing of the names of all persons involved in the performance of the Audit Services on behalf of Recipient, and shall inform all such persons of their obligations as employees or, if applicable, partners of Recipient, to abide by this Agreement. If applicable, Recipient shall not permit any persons employed or engaged in Recipient's human resources business process outsourcing line of service, to participate in the performance of Audit Services or to have access to any of the Confidential Information. Recipient shall at all times cause the Auditors to abide by this Agreement, and shall not permit any of its employees, partners, if applicable, contractors, advisors or other representatives, other than the Auditors, to have access to any Confidential Information.

    (d) Bank of America shall treat all Confidential Information it receives from the Auditors as though it were received from Exult and subject to confidentiality agreements between Bank of America and Exult.

18. For a period of two years from the date of this Agreement, Recipient will not, directly or indirectly, solicit for employment any employee of Exult or Bank of America or any of their respective affiliates, provided that this will not prohibit Recipient from employing persons who approach Recipient on their own initiative or in response to public advertising by Recipient without any direct or indirect solicitation or encouragement from Recipient.

19. If there is any dispute between the parties regarding this agreement, the prevailing party parties will be entitled to recover its or their costs, including without limitation its attorneys' fees and costs, from the nonprevailing party or parties.

PROPRIETARY AND CONFIDENTIAL                               BANK OF AMERICA/EXULT
--------------------------------------------------------------------------------


IN WITNESS WHEREOF, the parties have hereto caused this Agreement to be executed by their duly authorized representatives as of the day and year above stated.



EXULT, INC.                                 BANK OF AMERICA ENTITY


By: _____________________________           By: ______________________________
Name: ___________________________           Name: ____________________________
Title: __________________________           Title: ___________________________



[RECIPIENT]


By: _____________________________
Name: ___________________________
Title:___________________________




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--------------------------------------------------------------------------------


                               SERVICES AGREEMENT

                                   SCHEDULE N

                                  KEY POSITIONS

                                      FINAL

                                       2.0

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--------------------------------------------------------------------------------


                                TABLE OF CONTENTS




A.  INTRODUCTION............................................................1

1   KEY POSITIONS...........................................................1




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--------------------------------------------------------------------------------


A.  INTRODUCTION

    This schedule sets forth the Key Positions which shall be governed by
    Section 4.3.2 of the Agreement. Key Positions

    [***]*


------------------
* Confidential information has been omitted.

PROPRIETARY AND CONFIDENTIAL                               BANK OF AMERICA/EXULT
--------------------------------------------------------------------------------


                               SERVICES AGREEMENT

                                   SCHEDULE R

                                     REPORTS

                                      FINAL

PROPRIETARY AND CONFIDENTIAL                               BANK OF AMERICA/EXULT
--------------------------------------------------------------------------------


                                TABLE OF CONTENTS


1  INTRODUCTION.............................................................1

2  PRINCIPLES GOVERNING REPORTS.............................................1

3  TABLE OF REPORTS.........................................................1



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--------------------------------------------------------------------------------


                                   SCHEDULE R

                                     REPORTS

1   INTRODUCTION


    The Parties shall update this Schedule during the Transition Period as described in Section 15.2 of this Agreement.


    This Schedule identifies the Reports that the Service Provider shall provide to the Customer.

2   PRINCIPLES GOVERNING REPORTS

    2.1 Reporting shall remain consistent with currently provided reports as of the Agreement Date.

    2.2 Following the Agreement Effective Date, the existing reports shall be reviewed and agreed by the Parties to determine if applicable, and included in the table below.

    2.3 Any new requests for reports shall be reviewed and agreed by the Parties through Change Control Management.

3   TABLE OF REPORTS

    REPORT NAME       REPORT TYPE        DELIVERY DATE        DELIVERY FREQUENCY
    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

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--------------------------------------------------------------------------------


                               SERVICES AGREEMENT

                                   SCHEDULE T

                         TERMINATION ASSISTANCE SERVICES

                                      FINAL

PROPRIETARY AND CONFIDENTIAL                               BANK OF AMERICA/EXULT
--------------------------------------------------------------------------------


                                TABLE OF CONTENTS


1   INTRODUCTION.............................................................1

2   SERVICE PROVIDER TERMINATION ASSISTANCE PLAN SERVICES....................1





                                       i

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--------------------------------------------------------------------------------


                                   SCHEDULE T

                         TERMINATION ASSISTANCE SERVICES

1   INTRODUCTION

    Subject to Section 3.5 of this Agreement, upon expiration or any termination of this Agreement, Service Provider will take all reasonable action requested by Customer to enable the Services to continue without interruption or material disruption..

2   SERVICE PROVIDER TERMINATION ASSISTANCE PLAN SERVICES

    Subject to Section 3.5 of this Agreement, Service Provider shall provide the following Termination Assistance Plan Services in accordance with the Termination Assistance Plan:

    2.1 Service Provider shall deliver all tangible Customer data to Customer, or Customer designee ("Designee") in Service Provider's existing data formats which shall meet accepted industry standards, when reasonably requested by Customer or Designee. Service Provider may not retain any Customer data, apart from authorized archival copies.

    2.2 Service Provider shall provide or make available technical information reasonably requested by Customer or Designee concerning software configurations, production operation of Customer applications, environment, operations and procedures.

    2.3 Service Provider shall make knowledgeable members of Service Provider's account management, technical and operations staff available in person at Service Provider facilities or by telephone to answer questions concerning Services to Customer, as performed by Service Provider, including the matters referred in Section 2.1 and
          2.3 above.

    2.4 Service Provider shall cooperate with Customer and Designee in preparation and Approved Service Provider in preparation and implementation of a migration or Termination Assistance Plan, including reasonable testing. Customer and its successor shall have primary responsibility for preparation, delivery and performance of any such plan.

    2.5 Service Provider shall remove Service Provider assets located on Customer premises.

    2.6 Service Provider shall certify to Customer that all Customer data and files have been removed from equipment managed by Service Provider.

    2.7 Service Provider shall cooperate with Customer, Approved Service Provider and other third parties to take action reasonably necessary to effect an orderly transition of telecommunications, data center and other third party services.

    2.8   [***]*

    2.9 Service Provider shall, in accordance with Sections 3.6, 12.2.2, 12.4 and the other applicable provisions of this Agreement, cooperate with Customer to transfer software licenses to applicable parties to the extent permitted by applicable licenses.

    2.10 Service Provider shall certify to Customer that it has complied with its obligations set forth in Section 2.1 and Section 2.2 of this Schedule.


-------------------
* Confidential information has been omitted.

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--------------------------------------------------------------------------------


                               SERVICES AGREEMENT

                                   SCHEDULE U

                           CUSTOMER SERVICE LOCATIONS

                                      FINAL

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--------------------------------------------------------------------------------


                                TABLE OF CONTENTS


1   INTRODUCTION............................................................2


2   EMPLOYEE LOCATIONS AND COUNTS...........................................2





                                       1

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PROPRIETARY AND CONFIDENTIAL                               BANK OF AMERICA/EXULT
--------------------------------------------------------------------------------

1   INTRODUCTION


    This schedule sets forth the Customer Service Locations and the number of Service Provider employees to be situated at each of those locations.

2   EMPLOYEE LOCATIONS  AND COUNTS

    The table below lists the cities where Customer Associates that shall be transferred to Service Provider are situated and the respective employee counts.


    [***]*




---------------
* Confidential information has been omitted.



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